                          NATIONWIDE LIFE INSURANCE COMPANY
                                     HOME OFFICE
                                   P.O. Box 182356
                      Columbus, Ohio 43218-2356, 1-800-243-6295
                                  TDD 1-800-238-3035
                    INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS
                   ISSUED BY THE NATIONWIDE LIFE INSURANCE COMPANY
                      THROUGH ITS NATIONWIDE VARIABLE ACCOUNT-II

    The Individual Deferred Variable Annuity Contracts described in this prospectus are flexible purchase payment contracts (collectively referred to as the "Contracts"). Reference throughout the prospectus to such Contracts shall also mean Certificates issued under Group Flexible Fund Retirement Contracts. For such Group Contracts, references to "Owner" shall mean the "Participant" unless the Plan otherwise permits or requires the Owner to exercise contractual rights under the authority of the Plan terms. The Contracts are sold to individuals for use in retirement plans which may qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contracts are deferred until a selected later date.

    Purchase Payments are allocated to the Nationwide Variable Account-II ("Variable Account"), a separate account of Nationwide Life Insurance Company (the "Company"). The Variable Account is divided into Sub-Accounts, each of which invests in shares of one of the underlying Mutual Funds described below:

                                        AVAILABLE FOR ALL CONTRACTS
            AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., AN AFFILIATE OF AMERICAN CENTURY COMPANIES, INC.
                     American Century VP Balanced       American Century VP Capital Appreciation
                American Century VP International         American Century VP Value
                                                 DREYFUS
      The Dreyfus Socially Responsible Growth Fund                                      Dreyfus Stock Index Fund
Dreyfus Variable Investment Fund Capital Appreciation Portfolio       Dreyfus Variable Investment Fund Growth & Income Portfolio*

                                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Equity-Income Portfolio Growth Portfolio    High Income Portfolio*   Overseas Portfolio
                                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                       Asset Manager Portfolio                     Contrafund Portfolio
                                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
                                         Growth Opportunities Portfolio
                                               MORGAN STANLEY
                      Morgan Stanley Universal Funds, Inc. - Emerging Markets Debt Portfolio
       Van Kampen American Capital Life Investment Trust - Morgan Stanley Real Estate Securities Portfolio
                                       (fka Real Estate Securities Fund)
                                      NATIONWIDE SEPARATE ACCOUNT TRUST
         Capital Appreciation Fund          Government Bond Fund                  Money Market Fund
                        Small Company Fund                        Total Return Fund
                                   NEUBERGER&BERMAN ADVISERS MANAGEMENT TRUST
               Growth Portfolio          Limited Maturity Bond Portfolio          Partners Portfolio
                                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                           Oppenheimer Bond Fund             Oppenheimer Global Securities Fund
                     Oppenheimer Growth Fund                           Oppenheimer Multiple Strategies Fund
                        STRONG OPPORTUNITY FUND II, INC. (FKA STRONG SPECIAL FUND II, INC.)
                                        STRONG VARIABLE INSURANCE FUNDS, INC.
                     Strong Discovery Fund II, Inc.                  International Stock Fund II
                                         VAN ECK WORLDWIDE INSURANCE TRUST
                                   Worldwide Bond Fund          Worldwide Emerging Markets Fund
                                              Worldwide Hard Assets Fund
                                                  WARBURG PINCUS TRUST
                     International Equity Portfolio                   Post-Venture Capital Portfolio
                                               Small Company Growth Portfolio
*   These Portfolios may invest in lower quality debt securities commonly referred to as junk bonds.

                             AVAILABLE FOR ALL CONTRACTS
             ISSUED ON OR AFTER MAY 1, 1987 AND BEFORE SEPTEMBER 1, 1989
                          AMERICAN VARIABLE INSURANCE SERIES

 Growth Fund   High-Yield Bond Fund    U.S. Government/AAA-Rated Securities Fund

    This prospectus provides you with the basic information you should know about the Individual Deferred Variable Annuity Contracts issued by the Nationwide Variable Account-II before investing. You should read it and keep it for future reference. A Statement of Additional Information dated October 1, 1997, containing further information about the Contracts and the Nationwide Variable Account-II has been filed with the Securities and Exchange Commission. You can obtain a copy without charge from Nationwide Life Insurance Company by calling the number listed above, or writing P.O. Box 182356, Columbus, Ohio 43218-2356.

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, THE ADVISER OF ANY OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 1, 1997, IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE 47 OF THE PROSPECTUS.

                   THE DATE OF THIS PROSPECTUS IS OCTOBER 1, 1997.

                              GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT- The person actually receiving annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends. This person must be age 78 or younger at the time of Contract issuance, unless the Company has approved a request for an Annuitant of greater age. The Annuitant may be changed prior to the Annuitization Date with the consent of the Company.

ANNUITIZATION- The period during which annuity payments are actually received.

ANNUITIZATION DATE- The date on which annuity payments actually commence at Annuitization.

ANNUITY COMMENCEMENT DATE- The date on which annuity payments are scheduled to commence. The Annuity Commencement Date is shown on the Data Page of the Contract, and is subject to change by the Owner.

ANNUITY PAYMENT OPTION- The chosen form of annuity payments. Several options are available under the Contract.
ANNUITY UNIT- An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY- The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Designated Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Contract Owner as set forth in the Contract.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life Insurance Company.

CONTINGENT DESIGNATED ANNUITANT- The Contingent Designated Annuitant may be the recipient of certain rights or benefits under this Contract when the Designated Annuitant dies before the Annuitization Date. If a Contingent Designated Annuitant is designated and the Annuitant dies before the Annuitization Date, the Contingent Designated Annuitant becomes the Annuitant. A Contingent Designated Annuitant may not be named for Contracts issued as Qualified Contracts, Individual Retirement Annuities, SEP IRAs or Tax Sheltered Annuities.

CONTINGENT BENEFICIARY- The Contingent Beneficiary is the person designated to be the Beneficiary if the named Beneficiary is not living at the time of the death of the Designated Annuitant.

CONTINGENT OWNER- A Contingent Owner succeeds to the rights of the Contract Owner upon the Contract Owner's death before Annuitization. For Contracts issued in the State of New York, references throughout this prospectus to "Contingent Owner" shall mean "Owner's Beneficiary." A Contingent Owner may not be named for Contracts issued as Qualified Contracts, Individual Retirement Annuities, SEP IRAs or Tax Sheltered Annuities.

CONTRACT- The Individual Deferred Variable Annuity Contract described in this prospectus.

CONTRACT ANNIVERSARY- An anniversary of the Date of Issue of the Contract.

CONTRACT OWNER (OWNER)- The Contract Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Contingent Owner, Designated Annuitant, Contingent Designated Annuitant, Beneficiary, Contingent Beneficiary, Annuity Payment Option, and the Annuity Commencement Date. The Contract Owner is the person named as Owner on the Data Page, unless changed.

CONTRACT VALUE- The sum of the value of all Accumulation Units attributable to the Contract plus any amount held under the Contract in the Fixed Account. CONTRACT YEAR- Each year the Contract remains in force commencing with the Date of Issue.

DATE OF ISSUE- The date shown as the Date of Issue on the Data Page of the Contract.

DEATH BENEFIT- The benefit which is payable upon the death of the Designated Annuitant or the Contingent Designated Annuitant, if applicable. This benefit does not apply upon the death of the Contract Owner when the Owner and Designated Annuitant are not the same person. If the Annuitant dies after the Annuitization Date, any benefit that may be payable shall be as specified in the Annuity Payment Option elected.

DESIGNATED ANNUITANT- The person designated prior to the Annuitization Date to receive annuity payments. No change of Designated Annuitant may be made without the prior consent of the Company.

DISTRIBUTION- Any payment of part or all of the Contract Value

ERISA- The Employee Retirement Income Security Act of 1974, as amended.

FIXED ACCOUNT- The Fixed Account is made up of all assets of the Company other than those in the Variable Account or any other segregated asset account of the Company.

FIXED ANNUITY- An annuity contract providing for payments which are guaranteed by the Company as to dollar amount during Annuitization.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INDIVIDUAL RETIREMENT ANNUITY - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

INTEREST RATE GUARANTEE PERIOD- An Interest Rate Guarantee Period is the interval of time during which an interest rate credited to the Fixed Account under the Contract is guaranteed to remain the same. For new Purchase Payments allocated to the Fixed Account or transfers from the Variable Account, this period begins upon the date of deposit or transfer and ends at the end of the calendar quarter at least one year (but not more than 15 months) from deposit or transfer. At the end of an Interest Rate Guarantee Period, a new interest rate is declared with an Interest Rate Guarantee Period starting at the end of the prior period and ending at the end of the calendar quarter one year later.

JOINT OWNER- The Joint Owner, if any, possesses an undivided interest in the entire Contract in conjunction with the Owner. If a Joint Owner is named, references to "Contract Owner" or "Owner" in this prospectus will apply to both the Owner and Joint Owner or either of them. If permitted by state law, Joint Owners must be spouses at the time Joint Ownership is requested. Joint Ownership may be selected only for Non-Qualified Plans.

MUTUAL FUND (FUND)- A registered management investment company in which the assets of the Sub-Accounts of the Variable Account will be invested.

NON-QUALIFIED CONTRACT- A Contract which does not qualify for favorable tax treatment under Sections 401 and 403(a) (Qualified Plans), 408 (IRAs) or 403(b) (Tax Sheltered Annuities) of the Code.

PLAN PARTICIPANT-The Plan Participant is the person for whom contributions are being made to a Qualified Contract or Tax Sheltered Annuity either through employer contributions or employee salary reduction contributions.

PURCHASE PAYMENT- A deposit of new value into the Contract. The term "Purchase Payment" does not include transfers between the Variable Account and Fixed Account, or among the Sub-Accounts.

QUALIFIED CONTRACTS- A Contract issued to fund a Qualified Plan.

QUALIFIED PLANS- Retirement plans which receive favorable tax treatment under the provisions of Sections 401 or 403(a) of the Code.

SEP IRA- A retirement plan which receives favorable tax treatment under the provisions of Section 408(k) of the Code.

SUB-ACCOUNTS- Separate and distinct divisions of the Variable Account, to which specific underlying Mutual Fund shares are allocated and for which Accumulation Units and Annuity Units are separately maintained.

TAX SHELTERED ANNUITY- An annuity which qualifies for favorable tax treatment under Section 403(b) of the Code.

VALUATION DATE- Each day the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is a sufficient degree of trading of the Variable Account's underlying Mutual Fund shares that the current net asset value of its Accumulation Units might be materially affected.

VALUATION PERIOD- The period of time commencing at the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT- The Nationwide Variable Account-II, a separate investment account of the Company into which Variable Account Purchase Payments are allocated. The Variable Account is divided into Sub-Accounts, each of which invests in shares of a separate underlying Mutual Fund.

VARIABLE ANNUITY- An annuity providing for payments which are not predetermined or guaranteed as to dollar amount and which vary in amount with the investment experience of the Variable Account.

                                  TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . 3
SUMMARY OF CONTRACT EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . 7
UNDERLYING MUTUAL FUND ANNUAL EXPENSES . . . . . . . . . . . . . . . . . . . 8
SYNOPSIS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
CONDENSED FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . .13
NATIONWIDE LIFE INSURANCE COMPANY. . . . . . . . . . . . . . . . . . . . . .22
THE VARIABLE ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
    Underlying Mutual Fund Options . . . . . . . . . . . . . . . . . . . . .22
    Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
    Substitution of Securities . . . . . . . . . . . . . . . . . . . . . . .23
 VARIABLE ACCOUNT CHARGES AND OTHER DEDUCTIONS.. . . . . . . . . . . . . . .23
    Expenses of the Variable Account . . . . . . . . . . . . . . . . . . . .23
    Mortality Risk Charge. . . . . . . . . . . . . . . . . . . . . . . . . .23
    Expense Risk Charge. . . . . . . . . . . . . . . . . . . . . . . . . . .23
    Contract Maintenance Charge and Administration Charge. . . . . . . . . .23
    Contingent Deferred Sales Charge . . . . . . . . . . . . . . . . . . . .24
    For Contracts Issued Prior to December 15, 1988. . . . . . . . . . . . .24
    Waiver of the Contingent Deferred Sales Charge . . . . . . . . . . . . .25
    Premium Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
OPERATION OF THE CONTRACT. . . . . . . . . . . . . . . . . . . . . . . . . .26
    Investments of the Variable Account. . . . . . . . . . . . . . . . . . .26
    Allocation of Purchase Payments and Contract Value . . . . . . . . . . .26
    Value of an Accumulation Unit. . . . . . . . . . . . . . . . . . . . . .26
    Net Investment Factor. . . . . . . . . . . . . . . . . . . . . . . . . .27
    Valuation of Assets. . . . . . . . . . . . . . . . . . . . . . . . . . .27
    Determining the Contract Value . . . . . . . . . . . . . . . . . . . . .27
    Right to Revoke. . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
    Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
    Contract Ownership Provisions. . . . . . . . . . . . . . . . . . . . . .28
    Joint Ownership Provisions . . . . . . . . . . . . . . . . . . . . . . .29
    Contingent Ownership Provisions. . . . . . . . . . . . . . . . . . . . .29
    Beneficiary Provisions . . . . . . . . . . . . . . . . . . . . . . . . .29
    Surrender (Redemption) . . . . . . . . . . . . . . . . . . . . . . . . .29
    Surrenders Under a Qualified Contract or Tax-Sheltered
       Annuity Contract  . . . . . . . . . . . . . . . . . . . . . . . . . .30
    Loan Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
    Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
    Contract Owner Services. . . . . . . . . . . . . . . . . . . . . . . . .32
       Asset Rebalancing . . . . . . . . . . . . . . . . . . . . . . . . . .32
       Dollar Cost Averaging . . . . . . . . . . . . . . . . . . . . . . . .32
       Systematic Withdrawals. . . . . . . . . . . . . . . . . . . . . . . .33
ANNUITY PAYMENT PERIOD, DEATH BENEFIT, AND OTHER DISTRIBUTIONS . . . . . . .33
    Annuity Commencement Date. . . . . . . . . . . . . . . . . . . . . . . .33
    Change in Annuity Commencement Date. . . . . . . . . . . . . . . . . . .33
    Annuity Payment Period-Variable Account. . . . . . . . . . . . . . . . .33
    Value of an Annuity Unit . . . . . . . . . . . . . . . . . . . . . . . .34
    Assumed Investment Rate. . . . . . . . . . . . . . . . . . . . . . . . .34
    Frequency and Amount of Annuity Payments . . . . . . . . . . . . . . . .34
    Change in Form of Annuity. . . . . . . . . . . . . . . . . . . . . . . .34
    Annuity Payment Options. . . . . . . . . . . . . . . . . . . . . . . . .34
    Death of Contract Owner Provisions-Non-Qualified Contracts . . . . . . .35
    Death of Annuitant Provisions- Non-Qualified Contracts . . . . . . . . .35
    Death of the Contract Owner/Annuitant Provisions . . . . . . . . . . . .35
    Death Benefit Payment Provisions . . . . . . . . . . . . . . . . . . . .35
    Required Distribution Provisions for Non-Qualified Contracts . . . . . .35

    Required Distributions For Qualified Plans and
       Tax Sheltered Annuities . . . . . . . . . . . . . . . . . . . . . . .36
    Required Distributions for Individual Retirement
       Annuities and SEP IRAs. . . . . . . . . . . . . . . . . . . . . . . .37
    Generation-Skipping Transfers. . . . . . . . . . . . . . . . . . . . . .38
FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . .38
    Federal Income Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .38
    Non-Qualified Contracts-Natural Persons as Owners. . . . . . . . . . . .38
    Non-Qualified Contracts-Non-Natural Persons as Owners. . . . . . . . . .39
    Qualified Plans, Individual Retirement Annuities, SEP IRAs,
       and Tax Sheltered Annuities . . . . . . . . . . . . . . . . . . . . .40
    Withholding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
    Non-Resident Aliens. . . . . . . . . . . . . . . . . . . . . . . . . . .40
    Federal Estate, Gift, and Generation Skipping Transfer Taxes . . . . . .41
    Charge for Tax Provisions. . . . . . . . . . . . . . . . . . . . . . . .41
    Diversification. . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
    Tax Changes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
    Contract Owner Inquiries . . . . . . . . . . . . . . . . . . . . . . . .42
    Statements and Reports . . . . . . . . . . . . . . . . . . . . . . . . .42
    Advertising. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .47
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION . . . . . . . . . .47
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .48
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .50

                             SUMMARY OF CONTRACT EXPENSES

                         CONTRACT OWNER TRANSACTION EXPENSES

    Maximum Contingent Deferred Sales Charge (1). . . . . . . . . . .       7%
     ----------------------------------------------------------------------
                 RANGE OF CONTINGENT DEFERRED SALES CHARGE OVER TIME

    Number of Completed Years from          Contingent Deferred Sales Charge
       Date of Purchase Payment                       Percentage
                      0                                    7%
                      1                                    6%
                      2                                    5%
                      3                                    4%
                      4                                    3%
                      5                                    2%
                      6                                    1%
                      7                                    0%
     ----------------------------------------------------------------------

MAXIMUM ANNUAL CONTRACT MAINTENANCE CHARGE(2). . . . . . . . . . . .    $30
VARIABLE ACCOUNT ANNUAL EXPENSES
    Mortality and Expense Risk Charges . . . . . . . . . . . . . . .    1.25%
    Administration Charge. . . . . . . . . . . . . . . . . . . . . .    0.05%
      Total Variable Account Annual Expenses . . . . . . . . . . . .    1.30%

1 During the first Contract Year, the Contract Owner may withdraw without a Contingent Deferred Sales Charge (CDSC) any amount in order for this Contract to meet minimum distribution requirements under the Code or up to 10% of each Purchase Payment under Individual Retirement Annuity Contracts issued on or after March 1, 1993. Starting with the second Contract Year after a Purchase Payment has been made, the Contract Owner may withdraw without a CDSC, the greater of (a) an amount equal to 10% of that Purchase Payment made to the Contract or (b) any amount withdrawn in order for this Contract to meet minimum distribution requirements under the Code. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax Sheltered Annuity Plan or other Qualified Plan. This CDSC-free withdrawal privilege is non-cumulative; that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year (see "Contingent Deferred Sales Charge" for additional waiver provisions).

2 The annual Contract Maintenance Charge is deducted on each Contract Anniversary and on the date of surrender in any year in which the entire Contract Value is surrendered (see "Contract Maintenance Charge and Administration Charge").

                      UNDERLYING MUTUAL FUND ANNUAL EXPENSES(3)
                (AS A PERCENTAGE OF UNDERLYING MUTUAL FUND NET ASSETS)


--------------------------------------------------------------------------------------------------------------------
                                                               Management                           Total Mutual
                                                                  Fees          Other Expenses      Fund Expenses
--------------------------------------------------------------------------------------------------------------------

American Century Variable Portfolios, Inc.-American             1.00%               0.00%               1.00%
Century VP Balanced
--------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.-American             1.00%               0.00%               1.00%
Century VP Capital Appreciation
--------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.-American             1.50%               0.00%               1.50%
Century VP International
--------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.-American             1.00%               0.00%               1.00%
Century VP Value
--------------------------------------------------------------------------------------------------------------------
AVIS-Growth Fund                                                0.42%               0.02%               0.44%
--------------------------------------------------------------------------------------------------------------------
AVIS-High-Yield Bond Fund                                       0.50%               0.03%               0.53%
--------------------------------------------------------------------------------------------------------------------
AVIS-U.S. Government/AAA Rated Securities                       0.51%               0.02%               0.53%
--------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund                                        0.25%               0.05%               0.30%
--------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund-Growth & Income                0.75%               0.08%               0.83%
Portfolio
--------------------------------------------------------------------------------------------------------------------
The Dreyfus Socially Responsible Growth Fund*                   0.72%               0.24%               0.96%
--------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund-Capital
Appreciation Portfolio                                          0.75%               0.09%               0.84%
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Equity-Income Portfolio                       0.51%               0.07%               0.58%
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Growth Portfolio                              0.61%               0.08%               0.69%
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-High Income Portfolio                         0.59%               0.12%               0.71%
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Overseas Portfolio                            0.76%               0.17%               0.93%
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-Asset Manager Portfolio*                   0.64%               0.10%               0.74%
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-Contrafund Portfolio                       0.61%               0.13%               0.74%
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund III-Growth Opportunities Portfolio            0.61%               0.16%               0.77%
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal Funds, Inc.-Emerging
Markets Debt Portfolio                                          0.80%               0.50%               1.30%
--------------------------------------------------------------------------------------------------------------------
NSAT-Capital Appreciation Fund                                  0.50%               0.02%               0.52%
--------------------------------------------------------------------------------------------------------------------
NSAT-Government Bond Fund                                       0.50%               0.01%               0.51%
--------------------------------------------------------------------------------------------------------------------
NSAT-Money Market Fund                                          0.50%               0.03%               0.53%
--------------------------------------------------------------------------------------------------------------------
NSAT-Small Company Fund                                         1.00%               0.10%               1.10%
--------------------------------------------------------------------------------------------------------------------
NSAT-Total Return Fund                                          0.50%               0.02%               0.52%
--------------------------------------------------------------------------------------------------------------------
Neuberger&Berman Advisers Management Trust-                     0.83%               0.09%               0.92%
Growth Portfolio
--------------------------------------------------------------------------------------------------------------------
Neuberger&Berman Advisers Management Trust-                     0.65%               0.13%               0.78%
Limited Maturity Bond Portfolio
--------------------------------------------------------------------------------------------------------------------
Neuberger&Berman Advisers Management Trust-                     0.84%               0.11%               0.95%
Partners Portfolio
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds-Bond Fund                    0.74%               0.04%               0.78%
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds-Global                       0.73%               0.08%               0.81%
Securities Fund
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds-Growth Fund                  0.75%               0.04%               0.79%
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds-Multiple                     0.73%               0.04%               0.77%
Strategies Fund
--------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund II, Inc.                                1.00%               0.17%               1.17%
--------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds, Inc.-Discovery                 1.00%               0.21%               1.21%
Fund II, Inc.
--------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance Funds, Inc.-International             1.00%               0.90%               1.90%
Stock Fund II
--------------------------------------------------------------------------------------------------------------------

                      UNDERLYING MUTUAL FUND ANNUAL EXPENSES(3)
                (AS A PERCENTAGE OF UNDERLYING MUTUAL FUND NET ASSETS)
                                      CONTINUED

--------------------------------------------------------------------------------------------------------------------
                                                               Management                           Total Mutual
                                                                  Fees          Other Expenses      Fund Expenses
--------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Insurance Trust-Worldwide                     1.00%               0.08%               1.08%
Hard Assets Fund
--------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust-Worldwide                     1.00%               0.08%               1.08%
Bond Fund*
--------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust-Worldwide                     1.00%               0.00%               1.00%
Emerging Markets Fund*
--------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life Investment
Trust-Morgan Stanley Real Estate Securities
Portfolio*                                                      0.83%               0.27%               1.10%
--------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-International Equity Portfolio*            0.96%               0.40%               1.36%
--------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Post-Venture Capital                       0.62%               0.78%               1.40%
Portfolio*
--------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Small Company Growth                       0.90%               0.26%               1.16%
Portfolio*
--------------------------------------------------------------------------------------------------------------------

(3) The Mutual Fund expenses shown above are assessed at the underlying Mutual Fund level and are not direct charges against Variable Account assets or reductions from Contract Values. These underlying Mutual Fund expenses are taken into consideration in computing each underlying Mutual Fund's net asset value, which is the share price used to calculate the unit values of the Variable Account. The management fees and other expenses are more fully described in the prospectus for each individual underlying Mutual Fund. The information relating to the underlying Mutual Fund expenses was provided by the underlying Mutual Fund and was not independently verified by the Company.

* The investment advisers for the indicated underlying Mutual Funds have voluntarily agreed to reimburse a portion of the management fees and/or operating expenses resulting in a reduction of the total expenses. Absent any such partial reimbursement, "Management Fees" and "Other Expenses" would have been 0.75% and 0.24% for the Dreyfus Socially Responsible Growth Fund, Inc.; 0.71% and 0.10% for the Fidelity VIP Fund II-Asset Manager Portfolio; 1.00% and 0.10% for the Van Eck Worldwide Insurance Trust-Worldwide Bond Fund; 1.00% and 1.06% for the Van Eck Worldwide Insurance Trust-Worldwide Emerging Markets Fund; 1.00% and 0.27% for the Morgan Stanley Real Estate Securities Portfolio (Van Kampen American Capital Life Investment Trust). Absent any such partial reimbursement, "Total Mutual Fund Expenses" would have been 0.81% for the Oppenheimer Variable Account Funds-Growth Fund, 1.40% for the Warburg Pincus Trust-International Equity Portfolio; 5.56% for the Warburg Pincus Trust Post-Venture Capital Portfolio; and 1.17% for the Warburg Pincus Trust-Small Company Growth Portfolio.

                                       EXAMPLE

The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming a $1000 investment and 5% annual return. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown below. The expense amounts presented are derived from a formula which allows the $30 Contract Maintenance Charge to be expressed as a percentage of the average Contract account size for existing Contracts. Since the average Contract account size for Contracts issued under this prospectus is greater than $1000, the expense effect of the Contract Maintenance Charge is reduced accordingly.


----------------------------------------------------------------------------------------------------------------------------------
                              If you surrender your Contract      If you do not surrender your     If you annuitize your Contract
                               at the end of the applicable        Contract at the end of the       at the end of the applicable
                                        time period                  applicable time period                  time period
----------------------------------------------------------------------------------------------------------------------------------
                              1 Yr.  3 Yrs.   5 Yrs.   10 Yrs.  1 Yr.   3 Yrs   5 Yrs.   10 Yrs.  1 Yr.  3 Yrs.   5 Yrs.  10 Yrs.
----------------------------------------------------------------------------------------------------------------------------------

American Century Variable     95     121       157      278      25      76      130      278      *       76      130      278
Portfolios, Inc.-American
Century VP Balanced
----------------------------------------------------------------------------------------------------------------------------------
American Century Variable     95     121       157      278      25      76      130      278      *       76      130      278
Portfolios, Inc.-American
Century VP Capital
Appreciation
----------------------------------------------------------------------------------------------------------------------------------
American Century Variable    100     137       183      329      30      92      156      329      *       92      156      329
Portfolios, Inc.-American
Century VP International
----------------------------------------------------------------------------------------------------------------------------------
American Century Variable     95     121       157      278      25      76      130      278      *       76      130      278
Portfolios, Inc.-American
Century VP Value
----------------------------------------------------------------------------------------------------------------------------------
AVIS-Growth Fund              89     103       128      218      19      58      101      218      *       58      101      218
----------------------------------------------------------------------------------------------------------------------------------
AVIS-High-Yield Bond Fund     90     106       132      228      20      61      105      228      *       61      105      228
----------------------------------------------------------------------------------------------------------------------------------
AVIS-U.S. Govt./AAA Rated     90     106       132      228      20      61      105      228      *       61      105      228
----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund      87      99       120      202      17      54       93      202      *       54       93      202
----------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF-Capital
Appreciation Portfolio        93     116       149      261      23      71      122      261      *       71      122      261
----------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF-Growth & Income   93     116       148      260      23      71      121      260      *       71      121      260
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
The Dreyfus Socially          94     120       155      274      24      75      128      274      *       75      128      274
Responsible Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Equity-     90     108       135      233      20      63      108      233      *       63      108      233
Income Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Growth      92     111       141      245      22      66      114      245      *       66      114      245
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Overseas    94     119       154      271      24      74      127      271      *       74      127      271
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-High Income 92     112       142      247      22      67      115      247      *       67*     115      247
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-Asset    92     113       144      250      22      68      117      250      *       68      117      250
Manager Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-         92     113       144      250      22      68      117      250      *       68      117      250
Contrafund Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund III-Growth
Opportunities Portfolio       92     114       145      254      22      69      118      254      *       69      118      254
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal
Funds, Inc.-Emerging Markets
Debt Portfolio                98     131       173      309      28      86      146      309      *       86      146      309
----------------------------------------------------------------------------------------------------------------------------------
NSAT-Capital Appreciation     90     106       132      227      20      61      105      227      *       61      105      227
Fund
----------------------------------------------------------------------------------------------------------------------------------
NSAT-Government Bond          90     106       131      225      20      61      104      225      *       61      104      225
Fund
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                              If you surrender your Contract      If you do not surrender your     If you annuitize your Contract
                               at the end of the applicable        Contract at the end of the       at the end of the applicable
                                        time period                  applicable time period                  time period
----------------------------------------------------------------------------------------------------------------------------------
                             1 Yr.  3 Yrs.    5 Yrs.   10 Yrs.  1 Yr.   3 Yrs   5 Yrs.   10 Yrs.  1 Yr.  3 Yrs.   5 Yrs.  10 Yrs.
----------------------------------------------------------------------------------------------------------------------------------

NSAT-Money Market Fund        90     106       132      228      20      61      105      228      *       61      105      228
----------------------------------------------------------------------------------------------------------------------------------
NSAT - Small Company Fund     96     124       163      288      26      79      136      288      *       79      136      288
----------------------------------------------------------------------------------------------------------------------------------
NSAT-Total Return Fund        90     106       132      227      20      61      105      227      *       61      105      227
----------------------------------------------------------------------------------------------------------------------------------
Neuberger&Berman Advisers     94     119       153      270      24      74      126      270      *       74      126      270
Management Trust-Growth
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Neuberger&Berman Advisers     92     114       146      255      22      69      119      255      *       69      119      255
Management Trust-Limited
Maturity Bond Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Neuberger&Berman Advisers     94     120       155      273      24      75      128      273      *       75      128      273
Management Trust- Partners
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable          92     114       146      255      22      69      119      255      *       69      119      255
Account Funds-Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable          93     115       147      258      23      70      120      258      *       70      120      258
Account Funds-Global
Securities Fund
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable
Account Funds-Growth Fund     93     115       146      256      23      70      119      256      *       70      119      256
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable          93     115       147      258      23      70      120      258      *       70      120      258
Account Funds-Multiple
Strategies Fund
----------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund II,   97     127       166      295      27      82      139      295      *       82      139      295
Inc.
----------------------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance     97     127       166      295      27      82      139      295      *       82      139      295
Funds, Inc.- Discovery Fund
II, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance    104     149       204      368      34     104      177      368      *      104      177      368
Funds, Inc. -International
Stock Fund II
----------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance   96     124       162      286      26      79      135      286      *       79      135      286
Trust-Worldwide Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance   95     121       157      278      25      76      130      278      *       76      130      278
Trust-Worldwide Emerging
Markets Fund
----------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance   96     124       162      286      26      79      135      286      *       79      135      286
Trust-Worldwide Hard Assets
Fund
----------------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital
Life Investment Trust-Morgan
Stanley Real Estate
Securities Portfolio          96     124       163      288      26      79      136      288      *       79      136      288
----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-         99     133       176      315      29      88      149      315      *       88      149      315
International Equity
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Post-    99     134       178      319      29      89      151      319      *       89      151      319
Venture Capital Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Small    96     126       166      294      26      81      139      294      *       81      139      294
Company Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------------
*The Contracts sold under this prospectus do not permit annuitizations during the first two Contract Years.

The purpose of the Summary of Contract Expenses and Example is to assist the Contract Owner in understanding the various costs and expenses that will be borne directly or indirectly when investing in the Contract. The expenses of the Nationwide Variable Account-II as well as those of the underlying Mutual Fund options are reflected in the Example. For more complete descriptions of the expenses of the Variable Account, see "Variable Account Charges and Other Deductions." For more complete information regarding expenses paid out of the assets of the underlying Mutual Fund options, see the underlying Mutual Fund prospectuses. Deductions for premium taxes may also apply but are not reflected in the Example shown above (see "Premium Taxes").

                                       SYNOPSIS

    The Individual Deferred Variable Annuity Contracts described in this prospectus are designed for use in connection with the following types of Contracts (1) Non-Qualified, (2) Individual Retirement Annuities, (3) Tax Sheltered Annuities, (4) SEP IRAs and (5) Qualified.

    The initial first year Purchase Payment must be at least $1,500 for Non-Qualified Contracts. However, if periodic payments are expected by the Company, this initial first year minimum may be satisfied by Purchase Payments made on an annualized basis. The cumulative total of all Purchase Payments under Contracts issued on the life of any one Designated Annuitant may not exceed $1,000,000 without the prior consent of the Company (see "Allocation of Purchase Payments and Contract Value").

    The Company does not deduct a sales charge from Purchase Payments made for these Contracts. However, if any part of the Contract Value of such Contracts is surrendered, the Company will, with certain exceptions, deduct from the Contract Owner's Contract Value a Contingent Deferred Sales Charge not to exceed 7% of the lesser of the total of all Purchase Payments made within 84 months prior to the date of the request to surrender, or the amount surrendered. This charge, when applicable, is imposed to permit the Company to recover sales expenses which have been advanced by the Company (see "Contingent Deferred Sales Charge").

    In addition, on each Contract Anniversary the Company will deduct an annual Contract Maintenance Charge from the Contract Value of the Contracts. The Company will also assess an Administration Charge equal to an annual rate of 0.05% of the daily net asset value of the Variable Account. These charges are to reimburse the Company for administrative expenses related to the issue and maintenance of the Contracts. The Company does not expect to recover from these charges an amount in excess of accumulated administrative expenses (see "Contract Maintenance Charge and Administration Charge"). The Company deducts a Mortality Risk Charge equal to an annual rate of 0.80% of the daily net asset value of the Variable Account for mortality risks assumed by the Company (see "Mortality Risk Charge"). The Company deducts an Expense Risk Charge equal to an annual rate of 0.45% of the daily net asset value of the Variable Account as compensation for the Company's risk by undertaking not to increase administrative charges on the Contracts regardless of the actual administrative costs (see "Expense Risk Charge").

    Upon Annuitization, the selected Annuity Payment Option will begin (see "Annuity Payment Option"). However, if the net amount to be applied to any Annuity Payment Option at the Annuitization Date is less than $500, the Contract Value may be distributed in one lump sum in lieu of annuity payments. If any annuity payment would be less than $20, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $20. In no event, however, will annuity payments be made less frequently than annually (see "Frequency and Amount of Annuity Payments").

    The Company will charge against the Purchase Payments or the Contract Value the amount of any premium taxes levied by a state or any other governmental entity (see "Premium Taxes").

    To be sure that the Contract Owner is satisfied with the Contract, the Contract Owner has a ten day free look. Within ten days of the date the Contract is received, it may be returned to the Home Office of the Company, at the address shown on page 1 of this prospectus. If a Contract is returned to the Company in a timely manner, the Company will void the Contract and refund the Contract Value in full unless otherwise required by state and/or federal law. State and/or federal law may provide additional free look privileges. All Individual Retirement Annuity refunds will be return of Purchase Payments (see "Right to Revoke").

CONDENSED FINANCIAL INFORMATION(1)
Accumulation Unit Values for an Accumulation Unit outstanding throughout the period.


                                  ACCUMULATION       ACCUMULATION          PERCENT             NUMBER OF
                                  UNIT VALUE AT       UNIT VALUE          CHANGE IN           ACCUMULATION
                                  BEGINNING OF          AT END           ACCUMULATION        UNITS AT END OF
FUND                                 PERIOD            OF PERIOD          UNIT VALUE           THE PERIOD          YEAR
---------------------------------------------------------------------------------------------------------------------------

American Century Variable          12.912980           14.300170            10.74%             3,254,121           1996
Portfolios, Inc. -                 10.801286           12.912980            19.55%             2,978,792           1995
American Century VP                10.876699           10.801286            (0.69%)            2,670,990           1994
Balanced-Q                         10.232829           10.876699             6.29%             2,039,118           1993
                                   10.000000           10.232829             2.33%             1,233,110           1992
---------------------------------------------------------------------------------------------------------------------------
American Century Variable          12.912980           14.300170            10.74%             2,577,277           1996
Portfolios, Inc. -                 10.801286           12.912980            19.55%             2,471,621           1995
American Century VP                10.876699           10.801286            (0.69%)            2,324,933           1994
Balanced-NQ                        10.232829           10.876699             6.29%             2,073,593           1993
                                   10.000000           10.232829             2.33%             1,301,248           1992
---------------------------------------------------------------------------------------------------------------------------
American Century Variable          25.074858           23.677551            (5.57%)            9,324,052           1996
Portfolios, Inc. -                 19.378026           25.074858            29.40%             9,867,412           1995
American Century VP                19.864882           19.378026            (2.45%)            9,394,094           1994
Capital Appreciation-Q             18.244594           19.864882             8.88%             8,366,010           1993
                                   18.736465           18.244594            (2.63%)            7,578,213           1992
                                   13.379768           18.736465            40.04%             4,222,602           1991
                                   13.732668           13.379768            (2.57%)            1,954,531           1990
                                   10.801278           13.732668            27.14%               548,848           1989
                                   11.201686           10.801278            (3.57%)              224,112           1988
                                   10.000000           11.201686            12.02%                 9,178           1987
---------------------------------------------------------------------------------------------------------------------------
American Century Variable          25.074858           23.677551            (5.57%)            6,231,979           1996
American Century Variable          19.378026           25.074858            29.40%             7,570,906           1995
Portfolios , Inc. -                19.864882           19.378026            (2.45%)            7,577,109           1994
American Century VP                18.244594           19.864882             8.88%             7,513,748           1993
Capital Appreciation-NQ            18.736465           18.244594            (2.63%)            8,116,485           1992
                                   13.379768           18.736465            40.04%             5,428,104           1991
                                   13.732668           13.379768            (2.57%)            2,629,880           1990
                                   10.801278           13.732668            27.14%               974,118           1989
                                   11.201686           10.801278            (3.57%)              348,954           1988
                                   10.000000           11.201686            12.02%                 9,741           1987
---------------------------------------------------------------------------------------------------------------------------
American Century Variable          10.402550           11.745639            12.91%             2,194,705           1996
Portfolios, Inc. -                  9.392316           10.402550            10.76%             1,565,354           1995
American Century VP                10.000000            9.392316            (6.08%)              688,372           1994
International-Q
---------------------------------------------------------------------------------------------------------------------------
American Century Variable          10.402550           11.745639            12.91%             1,758,586           1996
Portfolios, Inc. -                  9.392316           10.402550            10.76%             1,498,305           1995
American Century VP                10.000000            9.392316            (6.08%)              845,551           1994
International-NQ
---------------------------------------------------------------------------------------------------------------------------
American Century Variable          10.000000           10.142565             1.43%                12,933           1996*
Portfolio, Inc. -
American Century VP Value Q
---------------------------------------------------------------------------------------------------------------------------
American Century Variable          10.000000           10.142565             1.43%                77,276           1996*
Portfolio, Inc. -
American Century VP Value
NQ
---------------------------------------------------------------------------------------------------------------------------
AVIS-                              21.880052           24.479182            11.88%               486,423           1996
Growth Fund-Q                      16.632869           21.880052            31.55%               533,382           1995
                                   16.767635           16.632869            (0.80%)              568,831           1994
                                   14.603954           16.767635            14.82%               614,673           1993
                                   13.356752           14.603954             9.34%               630,618           1992
                                   10.154286           13.356752            31.54%               637,666           1991
                                   10.758820           10.154286            (5.62%)              612,309           1990
                                    8.912471           10.758820            20.72%               578,318           1989**
                                    7.950563            8.912471            12.10%               335,760           1988
                                   10.000000            7.950563           (20.49%)              245,664           1987
---------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Values for an Accumulation Unit outstanding throughout the period.


                                  ACCUMULATION       ACCUMULATION          PERCENT             NUMBER OF
                                  UNIT VALUE AT       UNIT VALUE          CHANGE IN           ACCUMULATION
                                  BEGINNING OF          AT END           ACCUMULATION        UNITS AT END OF
FUND                                 PERIOD            OF PERIOD          UNIT VALUE           THE PERIOD          YEAR
---------------------------------------------------------------------------------------------------------------------------

AVIS-                              21.880052           24.479182            11.88%               471,250           1996
Growth Fund-NQ                     16.632869           21.880052            31.55%               544,338           1995
                                   16.767635           16.632869            (0.80%)              538,005           1994
                                   14.603954           16.767635            14.82%               573,448           1993
                                   13.356752           14.603954             9.34%               658,355           1992
                                   10.154286           13.356752            31.54%               675,796           1991
                                   10.758820           10.154286            (5.62%)              709,255           1990
                                    8.912471           10.758820            20.72%               847,522           1989**
                                    7.950563            8.912471            12.10%               365,976           1988
                                   10.000000            7.950563           (20.49%)              148,517           1987
---------------------------------------------------------------------------------------------------------------------------
AVIS-                              20.792452           23.160826            11.39%                74,769           1996
High-Yield Bond Fund-Q             17.247186           20.792452            20.19%                74,984           1995
                                   18.696382           17.247186            (7.75%)               90,073           1994
                                   16.269615           18.696382            14.92%                97,302           1993
                                   14.656040           16.269615            11.01%                96,741           1992
                                   11.731211           14.656040            24.93%               104,317           1991
                                   11.446666           11.731211             2.49%                91,778           1990
                                   10.615988           11.446666             7.82%               107,592           1989**
                                   10.185386           10.615988             4.23%                80,266           1988
                                   10.000000           10.185386             1.85%                62,616           1987
---------------------------------------------------------------------------------------------------------------------------
AVIS-                              20.792452           23.160826            11.39%                53,096           1996
High-Yield Bond Fund-NQ            17.247186           20.792452            20.19%                65,007           1995
                                   18.696382           17.247186            (7.75%)               63,653           1994
                                   16.269615           18.696382            14.92%                90,260           1993
                                   14.656040           16.269615            11.01%                85,512           1992
                                   11.731211           14.656040            24.93%                93,543           1991
                                   11.446666           11.731211             2.49%                84,258           1990
                                   10.615988           11.446666             7.82%               120,140           1989**
                                   10.185386           10.615988             4.23%                67,570           1988
                                   10.000000           10.185386             1.85%                22,009           1987
---------------------------------------------------------------------------------------------------------------------------
AVIS-                              18.077072           18.395431             1.76%               183,087           1996
U.S. Gov't/AAA-Rated               15.872495           18.077072            13.89%               315,331           1995
Securities Fund-Q                  16.810323           15.872495            (5.58%)              346,442           1994
                                   15.319654           16.810323             9.73%               414,364           1993
                                   14.425067           15.319654             6.20%               396,892           1992
                                   12.605067           14.425067            14.44%               436,968           1991
                                   11.780016           12.605067             7.00%               457,802           1990
                                   10.909251           11.780016             7.98%               493,935           1989**
                                   10.389044           10.909251             5.01%               303,920           1988
                                   10.000000           10.389044             3.89%                86,816           1987
---------------------------------------------------------------------------------------------------------------------------
AVIS-                              18.077072           18.395431             1.76%               149,634           1996
U.S. Gov't/AAA-Rated               15.872495           18.077072            13.89%               238,614           1995
Securities Fund-NQ                 16.810323           15.872495            (5.58%)              272,776           1994
                                   15.319654           16.810323             9.73%               365,338           1993
                                   14.425067           15.319654             6.20%               447,387           1992
                                   12.605067           14.425067            14.44%               496,734           1991
                                   11.780016           12.605067             7.00%               528,128           1990
                                   10.909251           11.780016             7.98%               997,613           1989*
                                   10.389044           10.909251             5.01%               801,676           1988
                                   10.000000           10.389044             3.89%               167,148           1987
---------------------------------------------------------------------------------------------------------------------------

** On October 20, 1989, the Company substituted shares of the American VI Series for the then existing shares of the American Life/Annuity Series. The unit values for the American VI Series started at the same unit values as the corresponding units of the American Life/Annuity Series on the date of the substitution.

Accumulation Unit Values for an Accumulation Unit outstanding throughout the period.


                                  ACCUMULATION       ACCUMULATION          PERCENT             NUMBER OF
                                  UNIT VALUE AT       UNIT VALUE          CHANGE IN           ACCUMULATION
                                  BEGINNING OF          AT END           ACCUMULATION        UNITS AT END OF
FUND                                 PERIOD            OF PERIOD          UNIT VALUE           THE PERIOD          YEAR
---------------------------------------------------------------------------------------------------------------------------

Dreyfus Stock Index                13.619180           16.470432            20.94%             7,592,255           1996
Fund-Q                             10.087774           13.619180            35.01%             3,284,707           1995
                                   10.130946           10.087774            (0.43%)              539,188           1994
                                   10.000000           10.130946             1.31%               114,256           1993
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index                13.619180           16.470432            20.94%             6,210,747           1996
Fund-NQ                            10.087774           13.619180            35.01%             2,805,145           1995
                                   10.130946           10.087774            (0.43%)              418,990           1994
                                   10.000000           10.130946             1.31%                53,556           1993
---------------------------------------------------------------------------------------------------------------------------
The Dreyfus Socially               14.239508           17.037112            19.65%             1,552,615           1996
Responsible Growth                 10.721141           14.239508            32.82%               640,387           1995
Fund-Q                             10.702195           10.721141             0.18%               301,426           1994
                                   10.000000           10.702195             7.02%                32,265           1993
---------------------------------------------------------------------------------------------------------------------------
The Dreyfus Socially               14.239508           17.037112            19.65%             1,190,421           1996
Responsible Growth                 10.721141           14.239508            32.82%               421,093           1995
Fund-NQ                            10.702195           10.721141             0.18%               263,764           1994
                                   10.000000           10.702195             7.02%                48,396           1993
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable
Investment Fund -
Growth & Income
Portfolio Q                        10.000000            9.986925            (0.13%)               15,022           1996*
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable
Investment Fund -
Growth & Income
Portfolio NQ                       10.000000            9.986925            (0.13%)                2,643           1996*
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-                 14.832631           16.573676            11.74%            13,781,464           1996
Overseas Portfolio-Q               13.701507           14.832631             8.26%            14,272,080           1995
                                   13.646118           13.701507             0.41%            15,065,853           1994
                                   10.074553           13.646118            35.45%            11,518,590           1993
                                   11.432117           10.074553           (11.88%)            5,381,715           1992
                                   10.707951           11.432117             6.76%             3,095,641           1991
                                   11.042233           10.707951            (3.03%)            1,715,341           1990
                                    8.858811           11.042233            24.65%               356,389           1989
                                    8.300609            8.858811             6.72%                53,275           1988
                                   10.000000            8.300609           (16.99%)                  434           1987
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-                 14.832631           16.573676            11.74%            12,840,712           1996
Overseas Portfolio-NQ              13.701507           14.832631             8.26%            14,672,390           1995
                                   13.646118           13.701507             0.41%            17,550,925           1994
                                   10.074553           13.646118            35.45%            14,793,318           1993
                                   11.432117           10.074553           (11.88%)            5,341,001           1992
                                   10.707951           11.432117             6.76%             3,211,265           1991
                                   11.042233           10.707951            (3.03%)            1,989,713           1990
                                    8.858811           11.042233            24.65%               605,461           1989
                                    8.300609            8.858811             6.72%               167,313           1988
                                   10.000000            8.300609           (16.99%)              101,502           1987
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund- High            21.817076           24.553550            12.54%             7,274,256           1996
Income Portfolio-Q                 18.327364           21.817076            19.04%             6,464,833           1995
                                   18.859652           18.327364            (2.82%)            4,924,388           1994
                                   15.855840           18.859652            18.94%             4,044,756           1993
                                   13.055215           15.855840            21.45%             1,837,635           1992
                                    9.778064           13.055215            33.52%               669,289           1991
                                   10.147625            9.778064            (3.64%)              277,945           1990
                                   10.736745           10.147625            (5.49%)              209,652           1989
                                    9.736528           10.736745            10.27%                67,813           1988
                                   10.000000            9.736528            (2.63%)                5,430           1987
---------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Values for an Accumulation Unit outstanding throughout the period.


                                  ACCUMULATION       ACCUMULATION          PERCENT             NUMBER OF
                                  UNIT VALUE AT       UNIT VALUE          CHANGE IN           ACCUMULATION
                                  BEGINNING OF          AT END           ACCUMULATION        UNITS AT END OF
FUND                                 PERIOD            OF PERIOD          UNIT VALUE           THE PERIOD          YEAR
---------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund- High            21.817076           24.553550            12.54%             8,722,126           1996
Income Portfolio-NQ                18.327364           21.817076            19.04%             7,993,534           1995
                                   18.859652           18.327364            (2.82%)            6,177,851           1994
                                   15.855840           18.859652            18.94%             5,307,509           1993
                                   13.055215           15.855840            21.45%             2,645,096           1992
                                    9.778064           13.055215            33.52%             1,098,412           1991
                                   10.147625            9.778064            (3.64%)              425,270           1990
                                   10.736745           10.147625            (5.49%)              353,195           1989
                                    9.736528           10.736745            10.27%               140,237           1988
                                   10.000000            9.736528            (2.63%)               39,928           1987
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund -                24.863579           28.043676            12.79%            23,565,494           1996
Equity-Income Portfolio            18.646331           24.863579            33.34%            21,482,777           1995
Q                                  17.644458           18.646331             5.68%            15,283,540           1994
                                   15.123262           17.644458            16.67%            10,828,747           1993
                                   13.099125           15.123262            15.45%             6,712,294           1992
                                   10.095775           13.099125            29.75%             4,458,956           1991
                                   12.075648           10.095775           (16.40%)            3,063,355           1990
                                   10.425721           12.075648            15.83%             1,898,037           1989
                                    8.589543           10.425721            21.38%               319,889           1988
                                   10.000000            8.589543           (14.10%)                8,805           1987
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-                 24.863579           28.043676            12.79%            20,058,276           1996
Equity-Income Portfolio            18.646331           24.863579            33.34%            21,094,657           1995
NQ                                 17.644458           18.646331             5.68%            15,217,260           1994
                                   15.123262           17.644458            16.67%            11,195,669           1993
                                   13.099125           15.123262            15.45%             6,754,475           1992
                                   10.095775           13.099125            29.75%             4,614,322           1991
                                   12.075648           10.095775           (16.40%)            3,627,225           1990
                                   10.425721           12.075648            15.83%             2,861,738           1989
                                    8.589543           10.425721            21.38%               678,815           1988
                                   10.000000            8.589543           (14.10%)              420,904           1987
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Growth           34.006052           38.497038            13.21%            17,849,804           1996
Portfolio-Q                        25.451479           34.006052            33.61%            15,252,906           1995
                                   25.790764           25.451479            (1.32%)           11,689,858           1994
                                   21.890060           25.790764            17.82%             8,260,724           1993
                                   20.287900           21.890060             7.90%             5,747,021           1992
                                   14.125398           20.287900            43.63%             3,088,464           1991
                                   16.214983           14.125398           (12.89%)            1,245,106           1990
                                   12.501824           16.214983            29.70%               398,400           1989
                                   10.938414           12.501824            14.29%                38,122           1988
                                   10.000000           10.938414             9.38%                 2,784           1987
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund Growth           34.006052           38.497038            13.21%            13,715,597           1996
Portfolio-NQ                       25.451479           34.006052            33.61%            13,813,237           1995
                                   25.790764           25.451479            (1.32%)           10,492,508           1994
                                   21.890060           25.790764            17.82%             8,788,434           1993
                                   20.287900           21.890060             7.90%             6,695,765           1992
                                   14.125398           20.287900            43.63%             4,003,764           1991
                                   16.214983           14.125398           (12.89%)            2,190,071           1990
                                   12.501824           16.214983            29.70%               857,832           1989
                                   10.938414           12.501824            14.29%               105,051           1988
                                   10.000000           10.938414             9.38%                   209           1987
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-Asset         18.056027           20.422622            13.11%            21,570,235           1996
Manager Portfolio-Q                15.641016           18.056027            15.44%            22,704,319           1995
                                   16.874276           15.641016            (7.31%)           24,788,850           1994
                                   14.123234           16.874276            19.48%            17,438,762           1993
                                   12.789976           14.123234            10.42%             6,977,842           1992
                                   10.572963           12.789976            20.97%             2,513,661           1991
                                   10.028081           10.572963             5.43%               729,271           1990
                                   10.000000           10.028081             0.28%               124,631           1989
---------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Values for an Accumulation Unit outstanding throughout the period.


                                  ACCUMULATION       ACCUMULATION          PERCENT             NUMBER OF
                                  UNIT VALUE AT       UNIT VALUE          CHANGE IN           ACCUMULATION
                                  BEGINNING OF          AT END           ACCUMULATION        UNITS AT END OF
FUND                                 PERIOD            OF PERIOD          UNIT VALUE           THE PERIOD          YEAR
---------------------------------------------------------------------------------------------------------------------------

Fidelity VIP Fund II - Asset       18.056027           20.422622            13.11%            13,822,886           1996
Manager Portfolio-NQ               15.641016           18.056027            15.44%            16,037,811           1995
                                   16.874276           15.641016            (7.31%)           20,692,145           1994
                                   14.123234           16.874276            19.48%            16,652,403           1993
                                   12.789976           14.123234            10.42%             6,313,629           1992
                                   10.572963           12.789976            20.97%             1,991,456           1991
                                   10.028081           10.572963             5.43%               696,595           1990
                                   10.000000           10.028081             0.28%               161,084           1989
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II -             11.071500           13.255157            19.72%            10,594,586           1996
Contrafund Portfolio - Q           10.000000           11.071500            10.72%             3,025,498           1995
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II -             11.071500           13.255157            19.72%             9,866,842           1996
Contrafund Portfolio - NQ          10.000000           11.071500            10.72%             3,490,716           1995
---------------------------------------------------------------------------------------------------------------------------
NSAT-                              29.663756           30.296925             2.13%             3,938,276           1996
Government Bond                    25.309101           29.663756            17.21%             4,150,795           1995
Fund-Q                             26.497619           25.309101            (4.49%)            4,217,320           1994
                                   24.513489           26.497619             8.09%             4,093,697           1993
                                   23.025331           24.513489             6.46%             3,388,192           1992
                                   19.989831           23.025331            15.19%             2,396,577           1991
                                   18.497836           19.989831             8.07%             1,366,952           1990
                                   16.442690           18.497836            12.64%               769,336           1989
                                   15.416798           16.442690             6.65%               397,372           1988
                                   15.399065           15.416798             0.12%               345,246           1987
---------------------------------------------------------------------------------------------------------------------------
NSAT-                              29.585401           30.216906             2.13%             3,184,368           1996
Government Bond                    25.242252           29.585401            17.21%             3,385,486           1995
Fund-NQ                            26.427634           25.242252            (4.49%)            3,855,380           1994
                                   24.448737           26.427634             8.09%             4,068,930           1993
                                   22.964507           24.448737             6.46%             3,746,706           1992
                                   19.937021           22.964507            15.19%             3,069,935           1991
                                   18.448970           19.937021             8.07%             2,213,029           1990
                                   16.399248           18.448970            12.50%             1,776,299           1989
                                   15.376062           16.399248             6.65%             1,568,736           1988
                                   15.358367           15.376062             0.12%             1,514,167           1987
---------------------------------------------------------------------------------------------------------------------------
NSAT-Money                         21.334141           22.132823             3.74%             9,766,503           1996
Market Fund-Q***                   20.457373           21.334141             4.29%             9,961,763           1995
                                   19.951530           20.457373             2.54%            11,466,217           1994
                                   19.672720           19.951530             1.42%             5,669,948           1993
                                   19.275668           19.672720             2.06%             5,743,893           1992
                                   18.453701           19.275668             4.45%             5,848,337           1991
                                   17.301093           18.453701             6.66%             4,869,455           1990
                                   16.070303           17.301093             7.66%             1,988,984           1989
                                   15.171173           16.070303             5.93%             1,232,073           1988
                                   14.441015           15.171173             5.06%               646,540           1987
---------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Values for an Accumulation Unit outstanding throughout the period.


                                  ACCUMULATION       ACCUMULATION          PERCENT             NUMBER OF
                                  UNIT VALUE AT       UNIT VALUE          CHANGE IN           ACCUMULATION
                                  BEGINNING OF          AT END           ACCUMULATION        UNITS AT END OF
FUND                                 PERIOD            OF PERIOD          UNIT VALUE           THE PERIOD          YEAR
---------------------------------------------------------------------------------------------------------------------------

NSAT-Money                         21.334141           22.132823             3.74%            10,963.993           1996
Market Fund-NQ***                  20.457373           21.334141             4.29%            10,688,426           1995
                                   19.951530           20.457373             2.54%            16,632,423           1994
                                   19.672720           19.951530             1.42%             8,583,554           1993
                                   19.275668           19.672720             2.06%             7,286,887           1992
                                   18.453701           19.275668             4.45%             7,417,882           1991
                                   17.301093           18.453701             6.66%             7,729,382           1990
                                   16.070303           17.301093             7.66%             5,325,942           1989
                                   15.171173           16.070303             5.93%             5,407,347           1988
                                   14.441015           15.171173             5.06%             5,181,222           1987
---------------------------------------------------------------------------------------------------------------------------
NSAT-Small                         11.410135           13.831813            21.22%             3,071,120           1996
Company Fund - Q                   10.000000           11.410135            14.10%               157,084           1995
---------------------------------------------------------------------------------------------------------------------------
NSAT-Small                         11.410135           13.831813            21.22%             3,061,699           1996
Company Fund - NQ                  10.000000           11.410135            14.10%               607,477           1995
---------------------------------------------------------------------------------------------------------------------------
NSAT-Total                         52.147953           62.707634            20.25%             3,546,292           1996
Return Fund-Q                      40.926247           52.147953            27.42%             2,843,673           1995
                                   41.023082           40.926247            (0.24%)            2,189,971           1994
                                   37.471598           41.023082             9.48%             1,747,873           1993
                                   35.094975           37.471598             6.77%             1,417,457           1992
                                   25.674744           35.094975            36.69%               905,547           1991
                                   28.286971           25.674744            (9.23%)              720,473           1990
                                   25.311336           28.286971            11.76%               604,552           1989
                                   21.361366           25.311336            18.49%               467,922           1988
                                   21.799104           21.361366            (2.01%)              542,976           1987
---------------------------------------------------------------------------------------------------------------------------
NSAT-Total                         50.805130           61.092889            20.25%             3,148,253           1996
Return Fund-NQ                     39.872391           50.805130            27.42%             2,833,128           1995
                                   39.966728           39.872391            (0.24%)            2,396,609           1994
                                   36.506693           39.966728             9.48%             2,125,354           1993
                                   34.191261           36.506693             6.77%             2,066,486           1992
                                   25.013609           34.191261            36.69%             1,759,891           1991
                                   27.558577           25.013609            (9.23%)            1,524,116           1990
                                   24.659571           27.558577            11.76%             1,576,425           1989
                                   20.811313           24.659571            18.49%             1,429,315           1988
                                   21.237770           20.811313            (2.01%)            2,024,376           1987
---------------------------------------------------------------------------------------------------------------------------
Neuberger&Berman                   27.626244           29.757359             7.71%             5,597,573           1996
Advisers Management                21.247525           27.626244            30.02%             5,919,670           1995
Trust-Growth Portfolio-Q           22.656907           21.247525            (6.22%)            4,909,356           1994
                                   21.495392           22.656907             5.40%             4,959,418           1993
                                   19.882145           21.495392             8.11%             4,432,865           1992
                                   15.527030           19.882145            28.05%             3,336,332           1991
                                   17.135185           15.527030            (9.39%)            1,761,170           1990
                                   13.408445           17.135185            27.79%               751,612           1989
                                   10.783816           13.408445            24.34%               109,355           1988
                                   10.000000           10.783816             7.84%                   353           1987
---------------------------------------------------------------------------------------------------------------------------
Neuberger&Berman                   27.626244           29.757359             7.71%             4,702,904           1996
Advisers Management                21.247525           27.626244            30.02%             5,358,461           1995
Trust-Growth Portfolio-NQ          22.656907           21.247525            (6.22%)            4,342,056           1994
                                   21.495392           22.656907             5.40%             4,728,052           1993
                                   19.882145           21.495392             8.11%             4,843,969           1992
                                   15.527030           19.882145            28.05%             3,982,667           1991
                                   17.135185           15.527030            (9.39%)            2,294,185           1990
                                   13.408445           17.135185            27.79%             1,363,755           1989
                                   10.783816           13.408445            24.34%               291,414           1988
                                   10.000000           10.783816             7.84%                   701           1987
---------------------------------------------------------------------------------------------------------------------------

 ***The 7-day yield on the Money Market Fund as of December 31, 1996 was 3.64%.

Accumulation Unit Values for an Accumulation Unit outstanding throughout the period.


                                  ACCUMULATION       ACCUMULATION          PERCENT             NUMBER OF
                                  UNIT VALUE AT       UNIT VALUE          CHANGE IN           ACCUMULATION
                                  BEGINNING OF          AT END           ACCUMULATION        UNITS AT END OF
FUND                                 PERIOD            OF PERIOD          UNIT VALUE           THE PERIOD          YEAR
---------------------------------------------------------------------------------------------------------------------------

Neuberger&Berman                   16.311479           16.791470             2.94%             3,722,398           1996
Advisers Management                14.896724           16.311479             9.50%             4,061,293           1995
Trust- Limited Maturity            15.115753           14.896724            (1.45%)            3,859,535           1994
Bond Portfolio-Q                   14.362908           15.115753             5.24%             5,013,322           1993
                                   13.836035           14.362908             3.81%             3,563,619           1992
                                   12.589849           13.836035             9.90%             1,462,609           1991
                                   11.776036           12.589849             6.91%               720,644           1990
                                   10.770188           11.776036             9.34%               303,493           1989
                                   10.182117           10.770188             5.78%               104,283           1988
                                   10.000000           10.182117             1.82%                   645           1987
---------------------------------------------------------------------------------------------------------------------------
Neuberger&Berman                   16.311479           16.791470             2.94%             3,388,267           1996
Advisers Management                14.896724           16.311479             9.50%             3,866,535           1995
Trust- Limited Maturity            15.115753           14.896724            (1.45%)            4,238,249           1994
Portfolio-NQ                       14.362908           15.115753             5.24%             5,023,386           1993
                                   13.836035           14.362908             3.81%             3,217,005           1992
                                   12.589849           13.836035             9.90%             1,326,257           1991
                                   11.776036           12.589849             6.91%               676,768           1990
                                   10.770188           11.776036             9.34%               299,695           1989
                                   10.182117           10.770188             5.78%               101,445           1988
                                   10.000000           10.182117             1.82%                    99           1987
---------------------------------------------------------------------------------------------------------------------------
Neuberger&Berman                   13.494251           17.256151            27.88%             5,383,558           1996
Advisers Management                10.017795           13.494251            34.70%             2,151,917           1995
Trust-Partners Portfolio-Q         10.000000           10.017795             0.18%               223,285           1994
---------------------------------------------------------------------------------------------------------------------------
Neuberger&Berman
Advisers Management                13.494251           17.256151            27.88%             5,392,259           1996
Trust-Partners Portfolio-          10.017795           13.494251            34.70%             2,173,222           1995
NQ                                 10.000000           10.017795             0.18%               324,320           1994
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable               15.831164           18.045475            13.99%             4,869,534           1996
Accounts Fund-Multiple             13.216172           15.831164            19.79%             4,418,303           1995
Strategies Fund-Q                  13.655607           13.216172            (3.22%)            3,897,893           1994
                                   11.932236           13.655607            14.44%             2,951,734           1993
                                   11.091678           11.932236             7.58%             1,837,408           1992
                                    9.565675           11.091678            15.95%             1,118,029           1991
                                    9.880485            9.565675            (3.19%)              643,641           1990
                                   10.000000            9.880485            (1.20%)              139,332           1989
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable               15.831164           18.045475            13.99%             3,811,559           1996
Accounts Fund-Multiple             13.216172           15.831164            19.79%             3,837,204           1995
Strategies Fund-NQ                 13.655607           13.216172            (3.22%)            3,363,638           1994
                                   11.932236           13.655607            14.44%             2,677,668           1993
                                   11.091678           11.932236             7.58%             1,697,934           1992
                                    9.565675           11.091678            15.95%             1,012,431           1991
                                    9.880485            9.565675            (3.19%)              603,205           1990
                                   10.000000            9.880485            (1.20%)              184,606           1989
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable               16.781326           17.356310             3.43%             3,808,030           1996
Accounts Fund-Bond                 14.531774           16.781326            15.48%             3,369,101           1995
Fund-Q                             15.013579           14.531774            (3.21%)            2,694,486           1994
                                   13.456350           15.013579            11.57%             2,304,838           1993
                                   12.801628           13.456350             5.11%             1,429,504           1992
                                   11.026344           12.801628            16.10%               609,779           1991
                                   10.352435           11.026344             6.51%               193,600           1990
                                   10.000000           10.352435             3.52%                64,637           1989
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable               16.781326           17.356310             3.43%             3,276,566           1996
Accounts Fund-Bond                 14.531774           16.781326            15.48%             3,073,942           1995
Fund-NQ                            15.013579           14.531774            (3.21%)            2,666,115           1994
                                   13.456350           15.013579            11.57%             2,249,484           1993
                                   12.801628           13.456350             5.11%             1,407,269           1992
                                   11.026344           12.801628            16.10%               627,014           1991
                                   10.352435           11.026344             6.51%               243,677           1990
                                   10.000000           10.352435             3.52%                56,538           1989
---------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Values for an Accumulation Unit outstanding throughout the period.


                                  ACCUMULATION       ACCUMULATION          PERCENT             NUMBER OF
                                  UNIT VALUE AT       UNIT VALUE          CHANGE IN           ACCUMULATION
                                  BEGINNING OF          AT END           ACCUMULATION        UNITS AT END OF
FUND                                 PERIOD            OF PERIOD          UNIT VALUE           THE PERIOD          YEAR
---------------------------------------------------------------------------------------------------------------------------

Oppenheimer Variable               11.411200           13.266755            16.26%             7,895,779           1996
Accounts Fund-Global               11.307851           11.411200             0.91%             6,518,772           1995
Securities Fund-Q                  12.151882           11.307851            (6.95%)            6,376,101           1994
                                   10.000000           12.151882            21.52%             1,254,946           1993
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable               11.411200           13.266755            16.26%             5,355,527           1996
Accounts Fund-Global               11.307851           11.411200             0.91%             4,810,440           1995
Securities Fund-NQ                 12.151882           11.307851            (6.95%)            6,373,740           1994
                                   10.000000           12.151882            21.52%             1,833,969           1993
---------------------------------------------------------------------------------------------------------------------------
Strong Opportunity                 18.071722           21.072564            16.61%            11,342,542           1996
Fund II, Inc.-Q                    14.551898           18.071722            24.19%             9,874,627           1995
                                   14.230988           14.551898             2.26%             8,576,003           1994
                                   11.519061           14.230988            23.54%             4,733,084           1993
                                   10.000000           11.519061            15.19%             1,132,322           1992
---------------------------------------------------------------------------------------------------------------------------
Strong Opportunity                 18.071722           21.072564            16.61%             8,634,564           1996
Fund II, Inc.-NQ                   14.551898           18.071722            24.19%             8,712,015           1995
                                   14.230988           14.551898             2.26%             8,937,552           1994
                                   11.519061           14.230988            23.54%             5,766,194           1993
                                   10.000000           11.519061            15.19%             1,281,636           1992
---------------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance          16.212409           16.129688            (0.51%)            4,502,456           1996
Funds, Inc.-Discovery              12.143604           16.212409            33.51%             5,223,195           1995
Fund II, Inc.-Q                    13.003747           12.143604            (6.61%)            3,921,214           1994
                                   10.796708           13.003747            20.44%             2,178,730           1993
                                   10.000000           10.796708             7.97%             1,002,256           1992
---------------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance          16.212409           16.129688            (0.51%)            3,833,429           1996
Funds, Inc.-Discovery              12.143604           16.212409            33.51%             5,248,509           1995
Fund II, Inc.-NQ                   13.003747           12.143604            (6.61%)            4,385,371           1994
                                   10.796708           13.003747            20.44%             3,188,982           1993
                                   10.000000           10.796708             7.97%             1,433,375           1992
---------------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance
Funds, Inc.-International          10.226470           11.140682             8.94%             1,788,555           1996
Stock Fund II - Q                  10.000000           10.226470             2.26%                78,603           1995
---------------------------------------------------------------------------------------------------------------------------
Strong Variable Insurance
Funds, Inc.-International          10.226470           11.140682             8.94%             1,660,749           1996
Stock Fund II - NQ                 10.000000           10.226470             2.26%                86,735           1995
---------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide                  14.433345           14.604281             1.18%             2,627,198           1996
Insurance Trust -                  12.465907           14.433345            15.78%             2,993,355           1995
Worldwide Bond Fund-Q              12.798654           12.465907            (2.60%)            2,731,900           1994
                                   12.031194           12.798654             6.38%             2,906,303           1993
                                   12.872259           12.031194            (6.53%)            2,263,731           1992
                                   11.012132           12.872259            16.89%             1,132,905           1991
                                   10.027192           11.012132             9.82%               453,396           1990
                                   10.000000           10.027192             0.27%                51,091           1989
---------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide                  14.433345           14.604281             1.18%             2,639,292           1996
Insurance Trust -                  12.465907           14.433345            15.78%             3,020,939           1995
Worldwide Bond Fund-NQ             12.798654           12.465907            (2.60%)            3,204,016           1994
                                   12.031194           12.798654             6.38%             3,619,098           1993
                                   12.872259           12.031194            (6.53%)            2,707,532           1992
                                   11.012132           12.872259            16.89%             1,168,830           1991
                                   10.027192           11.012132             9.82%               497,712           1990
                                   10.000000           10.027192             0.27%                27,550           1989
---------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide                  13.944310           16.248199            16.52%             3,151,393           1996
Insurance Trust-Worldwide          12.728311           13.944310             9.55%             3,166,034           1995
Hard Assets Fund-Q                 13.544828           12.728311            (6.03%)            3,213,104           1994
                                    8.325308           13.544828            62.69%             2,189,942           1993
                                    8.795164            8.325308            (5.34%)              800,912           1992
                                    9.175494            8.795164            (4.15%)              449,387           1991
                                   10.823789            9.175494           (15.23%)              337,698           1990
                                   10.000000           10.823789             8.24%                44,378           1989
---------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Values for an Accumulation Unit outstanding throughout the period.


                                  ACCUMULATION       ACCUMULATION          PERCENT             NUMBER OF
                                  UNIT VALUE AT       UNIT VALUE          CHANGE IN           ACCUMULATION
                                  BEGINNING OF          AT END           ACCUMULATION        UNITS AT END OF
FUND                                 PERIOD            OF PERIOD          UNIT VALUE           THE PERIOD          YEAR
---------------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide                  13.944310           16.248199            16.52%             3,558,069           1996
Insurance Trust-Worldwide          12.728311           13.944310             9.55%             3,714,045           1995
Hard Assets Fund-NQ                13.544828           12.728311            (6.03%)            4,473,812           1994
                                    8.325308           13.544828            62.69%             3,344,681           1993
                                    8.795164            8.325308            (5.34%)              960,152           1992
                                    9.175494            8.795164            (4.15%)              565,314           1991
                                   10.823789            9.175494           (15.23%)              475,693           1990
                                   10.000000           10.823789             8.24%                83,552           1989
---------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide
Insurance Trust -
Worldwide Emerging
Markets Fund -Q                    10.000000           10.077830             0.78%               271,881           1996*
---------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide
Insurance Trust -
Worldwide Emerging
Markets Fund NQ                    10.000000           10.077830             0.78%               239,183           1996*
---------------------------------------------------------------------------------------------------------------------------
Van Kampen American
Capital Life Investment
Trust-Morgan Stanley
Real Estate Securities             10.765351           14.931303            38.70%             2,491,780           1996
Portfolio - Q                      10.000000           10.765351             7.65%               310,010           1995
---------------------------------------------------------------------------------------------------------------------------
Van Kampen American
Capital Life Investment
Trust-Morgan Stanley
Real Estate Securities             10.765351           14.931303            38.70%             3,554,657           1996
Portfolio - NQ                     10.000000           10.765351             7.65%               310,010           1995
---------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-
International Equity
Portfolio - Q                      10.661059           11.572294             8.55%             5,551,036           1996
                                   10.000000           10.661059             6.61%             1,798,470           1995
---------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-
International Equity               10.661059           11.572294             8.55%             5,736,148           1996
Portfolio - NQ                     10.000000           10.661059             6.61%             2,012,385           1995
---------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-
Post-Venture Capital
Portfolio Q                        10.000000           10.163772             1.64%               205,349           1996*
---------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-
Post-Venture Capital
Portfolio NQ                       10.000000           10.163772             1.64%               198,784           1996*
---------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-
Small Company Growth               12.430073           13.973889            12.42%             4,899,073           1996
Portfolio - Q                      10.000000           12.430073            24.30%             2,450,661           1995
---------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-
Small Company Growth               12.430073           13.973889            12.42%             4,810,067           1996
Portfolio - NQ                     10.000000           12.430073            24.30%             2,574,975           1995
---------------------------------------------------------------------------------------------------------------------------


* The American Century Variable Portfolio, Inc. - American Century VP Value, Dreyfus Variable Investment Fund - Growth and Income Portfolio, Van Eck Worldwide Insurance Trust - Worldwide Emerging Markets Fund, and Warburg Pincus Trust - Post-Venture Capital Portfolio were added December 23, 1996. Consequently, the Condensed financial information reflects the accumulation unit outstanding for the period from December 23, 1996 to December 31, 1996.

1 Accumulation unit history value information is not yet available for the Dreyfus Variable Investment Fund-Capital Appreciation Portfolio, Fidelity Variable Insurance Products Fund III-Growth Opportunities Portfolio, Morgan Stanley Universal Funds, Inc.-Emerging Markets Debt Portfolio and the Oppenheimer Variable Account Funds-Oppenheimer Growth Fund, which were added as underlying Mutual Fund options effective July 14, 1997.

                          NATIONWIDE LIFE INSURANCE COMPANY

    The Company is a stock life insurance company organized under the laws of the State of Ohio in March 1929. The Company is a member of the "Nationwide Insurance Enterprise," with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. The Company offers a complete line of life insurance, including annuities and accident and health insurance. It is admitted to do business in the District of Columbia, Puerto Rico and in all states.

                                 THE VARIABLE ACCOUNT

    The Variable Account was established by the Company on October 7, 1981, pursuant to the provisions of Ohio law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or the Company by the Securities and Exchange Commission.

    The Variable Account is a separate investment account of the Company and as such, is not chargeable with liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. Obligations under the Contracts, however, are obligations of the Company. Income, gains and losses, whether or not realized, from the assets of the Variable Account are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains, or losses of the Company.

    Purchase Payments are allocated within the Variable Account among one or more Sub-Accounts made up of shares in the underlying Mutual Fund option(s) designated by the Contract Owner. There are two Sub-Accounts within the Variable Account for each of the underlying Mutual Fund options which may be designated by the Contract Owner. One such Sub-Account contains the underlying Mutual Funds shares attributable to Accumulation Units under Qualified Contracts, Individual Retirement Annuities, and Tax Sheltered Annuities and one such Sub-Account contains the underlying Mutual Funds shares attributable to Accumulation Units under Non-Qualified Contracts.

UNDERLYING MUTUAL FUND OPTIONS

    Contract Owners may choose from among a number of different underlying Mutual Fund options. (See Appendix B which contains a summary of investment objectives for each underlying Mutual Fund option.) More detailed information may be found in the current prospectus for each underlying Mutual Fund offered. Such a prospectus for the underlying Mutual Fund option(s) should be read in conjunction with this prospectus. A copy of each prospectus may be obtained without charge from Nationwide Life Insurance Company by calling 1-800-243-6295, TDD 1-800-238-3035, or writing P.O. Box 182356, Columbus, Ohio 43218-2356.

    The underlying Mutual Fund options may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although the Company does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Mutual Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Contract Owners and those of other companies, or some other reason. In the event of conflict, the Company will take any steps necessary to protect Contract Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying Mutual Fund or Mutual Funds which are involved in the conflict.

VOTING RIGHTS

    Voting rights under the Contracts apply ONLY with respect to Purchase Payments or accumulated amounts allocated to the Variable Account.

    In accordance with its view of present applicable law, the Company will vote the shares of the underlying Mutual Funds held in the Variable Account at regular and special meetings of the shareholders of the underlying Mutual Funds. These shares will be voted in accordance with instructions received from Contract Owners who have an interest in the Variable Account. If the Investment Company Act of 1940 or any Regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the underlying Mutual Funds in its own right, it may elect to do so.

    The Contract Owner shall be the person who has the voting interest under the Contract. The number of underlying Mutual Fund shares attributable to each Contract Owner is determined by dividing the Contract Owner's interest in each respective Sub-Account of the Variable Account by the net asset value of the underlying Mutual Fund corresponding to the Sub-Account. The number of shares which a person has the right to vote will be determined as of the date to be chosen by the Company not more than 90 days prior to the meeting of the underlying Mutual Fund. Each person having a voting interest will receive periodic reports relating to the underlying Mutual Fund, proxy material and a form with which to give such voting instructions.

    Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Underlying Mutual Fund shares held in the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received with respect to all Contracts participating in the Variable Account.

SUBSTITUTION OF SECURITIES

    If the shares of the underlying Mutual Fund options described in this prospectus should no longer be available for investment by the Variable Account or if, in the judgment of the Company's management, further investment in such underlying Mutual Fund shares should become inappropriate, the Company may eliminate Sub-Accounts, combine two or more Sub-Accounts, or substitute shares of another underlying Mutual Fund for underlying Mutual Fund shares already purchased or to be purchased in the future with Purchase Payments under the Contract. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, under such requirements as it may impose.

                    VARIABLE ACCOUNT CHARGES AND OTHER DEDUCTIONS

EXPENSES OF VARIABLE ACCOUNT

    The Variable Account is responsible for the following types of expenses:
(1) administrative expenses relating to the issuance and maintenance of the Contracts; (2) mortality risk charge associated with guaranteeing the annuity purchase rates at issue for the life of the Contracts; and (3) expense risk charge associated with guaranteeing that the Mortality Risk, Expense Risk, Contract Maintenance and Administration Charges described in this prospectus will not change regardless of actual expenses. If these charges are insufficient to cover these expenses, the loss will be borne by the Company.

    For 1996, the Variable Account incurred total expenses equal to 1.50% of its average net assets, relating to the administrative, sales, mortality and expense risk charges described below for all Contracts outstanding during that year. Deductions from and expenses paid out of the assets of the underlying Mutual Funds are described in each underlying Mutual Fund prospectus.

MORTALITY RISK CHARGE

    The Company assumes a "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed regardless of the death rates of persons receiving annuity payments or of the general population.

    For assuming this mortality risk, the Company deducts a Mortality Risk Charge from the Variable Account. This amount is computed on a daily basis, and is equal to an annual rate of 0.80% of the daily net asset value of the Variable Account. The Company expects to generate a profit through assessing this charge.

EXPENSE RISK CHARGE

    The Company will not increase charges for administration of the Contracts regardless of its actual expenses. For assuming this expense risk, the Company deducts an Expense Risk Charge from the Variable Account. This amount is computed on a daily basis, and is equal to an annual rate of 0.45% of the daily net asset value of the Variable Account. The Company expects to generate a profit through assessing this charge.

CONTRACT MAINTENANCE CHARGE AND ADMINISTRATION CHARGE

    Each year on the Contract Anniversary, (and on the date of surrender in any year in which the entire Contract Value is surrendered) the Company deducts a Contract Maintenance Charge from the Contract Value to reimburse it for administrative expenses relating to the issuance and maintenance of the Contract. The Contract Maintenance Charges are as follows:

--------------------------------------------------------------------------------
         AMOUNT                        TYPE OF CONTRACT ISSUED
--------------------------------------------------------------------------------

         $30.00              - Non-Qualified Contracts
                             - Individual Retirement Annuities
                             - Tax Sheltered Annuities (sold prior to December
                               17, 1990)
                             - Qualified Contracts (issued pursuant to a 401
                               plan prior to January 14, 1991).(1)
--------------------------------------------------------------------------------
         $12.00              - Tax Sheltered Annuity Contracts issued on or
                               after December 17, 1990 and before August 1,
                               1994.(2)
--------------------------------------------------------------------------------
    $30.00 to $0.00          - Qualified Contracts issued on or after January
                               14, 1991 and before August 1, 1994.(3)
--------------------------------------------------------------------------------
    $12.00 to $0.00(4)       - Qualified Contracts (sold on or after August 1,
                               1994); SEP IRAs
                             - Tax Sheltered Annuity Contracts (sold on or
                               after August 1, 1994).
--------------------------------------------------------------------------------

(1) If additional Contracts are or were issued (on or after January 14, 1991) pursuant to a plan which was funded by Contracts described in this prospectus prior to January 14, 1991, such additional Qualified Contracts shall have a Contract Maintenance Charge of $30.00.
(2) This charge may be lowered to reflect savings in administration of the Contracts.
(3) Variances are based on internal underwriting guidelines which can result in reductions of charges in incremental amounts of $5.00. Underwriting considerations include the size of the group, the average participant account balance transferred to the Company, if any, and administrative savings.
(4) The charge is determined based on Company underwriting guidelines.

    All Contract Maintenance Charge reductions shall be based on objective underwriting guidelines which shall be applied in a non-discriminatory manner.

    The deduction of the Contract Maintenance Charge is made from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account or Fixed Account bears to the total Contract Value. In any Contract Year when a Contract is surrendered for its full value on any date other than the Contract Anniversary, the Contract Maintenance Charge will be deducted at the time of such surrender. The amount of the Contract Maintenance Charge may not be increased by the Company. In no event will reduction or elimination of the Contract Maintenance Charge be permitted where such reduction or elimination will be unfairly discriminatory to any person, or where it is prohibited by state law.

    The Company also assesses an Administration Charge equal on an annual basis to 0.05% of the daily net asset value of the Variable Account. The deduction of the Administration Charge is made from each Sub-Account in the same proportion that the value in that Sub-Account bears to the total Variable Account value. The Contract Maintenance Charge and Administrative Charge are designed only to reimburse the Company for administrative expenses and the Company will monitor these charges to ensure that they do not exceed annual administration expenses.

CONTINGENT DEFERRED SALES CHARGE

    No deduction for a sales charge is made from the Purchase Payments for these Contracts. However, if any part of the Contract Value of such Contracts is surrendered, the Company will, with certain exceptions (see "Waiver of Contingent Deferred Sales Charge" section), deduct a Contingent Deferred Sales Charge not to exceed 7% of the lesser of the total of all Purchase Payments made within 84 months prior to the date of the request to surrender, or the amount surrendered. The Contingent Deferred Sales Charge, when it is applicable, will be used to cover expenses relating to the sale of the Contracts, including commissions paid to sales personnel, the costs of preparation of sales literature and other promotional activity. The Company attempts to recover its distribution costs relating to the sale of the Contracts from the Contingent Deferred Sales Charge. Any shortfall will be made up from the General Account of the Company, which may indirectly include portions of the Mortality and Expense Risk Charges, since the Company expects to generate a profit from these charges. The maximum amount that may be paid to a selling agent on the sale of these Contracts is 5.25% of Purchase Payments.

    The Contingent Deferred Sales Charge is calculated by multiplying the applicable Contingent Deferred Sales Charge percentages noted below by the Purchase Payments that are surrendered. For purposes of calculating the Contingent Deferred Sales Charge, surrenders are considered to come first from the oldest

Purchase Payment made to the Contract, then the next oldest Purchase Payment and so forth. For tax purposes, a surrender is usually treated as a withdrawal of earnings first.

    The Contingent Deferred Sales Charge applies to Purchase Payments as follows for Contracts issued on or after December 15, 1988:



    NUMBER OF COMPLETED      CONTINGENT DEFERRED      NUMBER OF COMPLETED      CONTINGENT DEFERRED
    YEARS FROM DATE OF          SALES CHARGE          YEARS FROM DATE OF           SALES CHARGE
     PURCHASE PAYMENT            PERCENTAGE             PURCHASE PAYMENT            PERCENTAGE
             0                        7%                        4                        3%
             1                        6%                        5                        2%
             2                        5%                        6                        1%
             3                        4%                        7                        0%


FOR CONTRACTS ISSUED PRIOR TO DECEMBER 15, 1988

    For Contracts issued prior to December 15, 1988, a Contingent Deferred
Sales charge will be made by the Company equal to 5% of the lesser of the total of all Purchase Payments made within 96 months prior to the date of the request for surrender, or the amount surrendered. For these Contracts, the Contract Owner may, after the first year from the date of each Purchase Payment, withdraw without a Contingent Deferred Sales Charge, up to 5% of that Purchase Payment for each year that the Purchase Payment has remained on deposit (less the amount of such Purchase Payment previously surrendered free of charge).

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

    During the first Contract Year, the Contract Owner may withdraw without a Contingent Deferred Sales Charge (CDSC) any amount in order for this Contract to meet minimum distribution requirements under the Code or up to 10% of each purchase payment under Individual Retirement Annuity Contracts issued on or after March 1, 1993. Starting with the second year after a Purchase Payment has been made, the Contract Owner may withdraw, without a CDSC, the greater of: (a) an amount equal to 10% of that Purchase Payment or (b) any amount withdrawn from this Contract to meet minimum distribution requirements under the Code. This CDSC-free withdrawal privilege is non-cumulative; that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.

    In addition, no CDSC will be deducted: (1) upon the Annuitization of Contracts which have been in force for at least two years, (2) upon payment of a death benefit pursuant to the death of the Annuitant, or (3) from any values which have been held under a Contract for at least 84 months. No CDSC applies upon the transfer of values among the Sub-Accounts or between the Fixed Account and the Variable Account. When a Contract described in this prospectus is exchanged for another Contract issued by the Company or any of its affiliated insurance companies, of the type and class which the Company determined is eligible for such exchange, the Company may waive the CDSC on the first Contract. A CDSC may apply to the contract received in the exchange.

    When a Contract is held by a Charitable Remainder Trust, the amount which may be withdrawn from this Contract without application of a CDSC, shall be the larger of (a) or (b), where (a) is the amount which would otherwise be available for withdrawal without application of a CDSC; and where (b) is the difference between the total Purchase Payments made to the Contract as of the date of the withdrawal (reduced by previous withdrawals of such Purchase Payments), and the Contract Value at the close of the day prior to the date of the withdrawal.

    For Tax Sheltered Annuity Contracts issued on or after December 17, 1990, Qualified Contracts sold in conjunction with 401 cases sold on or after January 14, 1991, and SEP IRA Contracts sold on or after January 14, 1991, the Company will waive the Contingent Deferred Sales Charge when:

    A. the Plan Participant experiences a case of hardship (as provided in Code Section 403(b) and as defined for purposes of Code Section 401(k));

    B.   the Plan Participant becomes disabled (within the meaning of Code
         Section 72(m)(7));

    C. the Plan Participant attains age 591/2 and has participated in the Contract for at least 5 years, as determined from the Contract Anniversary date immediately preceding the Distribution;

    D. the Plan Participant has participated in the Contract for at least 15 years as determined from the Contract Anniversary date immediately preceding the Distribution;

    E.   the Plan Participant dies; or

    F. the Contract is annuitized after 2 years from the inception of the Contract.

    The Contract Owner may be subject to income tax on all or a portion of any such withdrawals and to a tax penalty if the Contract Owner takes withdrawals prior to age 59 1/2 (See "FEDERAL TAX CONSIDERATIONS- Non-Qualified Contracts-Natural Persons as Owners").

    In no event will elimination of Contingent Deferred Sales Charges be permitted where such elimination will be unfairly discriminatory to any person, or where it is prohibited by state law.

PREMIUM TAXES

    The Company will charge against the Contract Value the amount of any premium taxes levied by a state or any other governmental entity upon Purchase Payments received by the Company. Premium taxes currently imposed by certain jurisdictions range from 0% to 3.5%. This range is subject to change. The method used to recoup premium tax expense will be determined by the Company at its sole discretion and in compliance with applicable state law. The Company currently deducts such charges from a Contract Owner's Contract Value either:
(1) at the time the Contract is surrendered, (2) at Annuitization, or (3) at such earlier date as the Company may become subject to such taxes.

                              OPERATION OF THE CONTRACT

INVESTMENTS OF THE VARIABLE ACCOUNT

    The Contract Owner elects to have Purchase Payments attributable to his or her participation in the Variable Account allocated among one or more of the Sub-Accounts which consist of shares in the underlying Mutual Fund options. Shares of the respective underlying Mutual Fund options specified by the Contract Owner are purchased at net asset value for the respective Sub-Account(s) and converted into Accumulation Units. The Contract Owner may change the election as to allocation of Purchase Payments or may elect to exchange amounts among the Sub-Account options pursuant to such terms and conditions applicable to such transactions as may be imposed by each of the underlying Mutual Funds, in addition to those set forth in the Contracts.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

    Purchase Payments are allocated to the Fixed Account or to one or more Sub-Accounts within the Variable Account in accordance with the designation of the underlying Mutual Funds by the Contract Owner and converted into Accumulation Units.

    The initial first year Purchase Payment must be at least $1,500 for Non-Qualified Contracts. Subsequent Purchase Payments, if any, after the first Contract Year must be at least $10 each. However, if periodic payments are expected by the Company, this initial first year minimum may be satisfied by Purchase Payments made on an annualized basis. The Company reserves the right to lower the subsequent Purchase Payment $10 minimum for certain employer sponsored programs. The cumulative total of all Purchase Payments under Contracts issued on the life of any one Designated Annuitant may not exceed $1,000,000 without prior consent of the Company.

    THE PURCHASER IS CAUTIONED THAT INVESTMENT RETURN ON SMALL INITIAL AND SUBSEQUENT PURCHASE PAYMENTS MAY BE LESS THAN CHARGES ASSESSED BY THE COMPANY.

    The initial Purchase Payment allocated to designated Sub-Accounts of the Variable Account will be priced no later than 2 business days after receipt of an order to purchase if all information necessary for processing the purchase order is complete. The Company may, however, retain the Purchase Payment for up to 5 business days while attempting to complete an order to purchase. If it is not complete within 5 days, the prospective purchaser will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the prospective purchaser specifically consents to the Company retaining the Purchase Payment until the order to purchase is complete. Thereafter, subsequent Purchase Payments will be priced on the basis of the Accumulation Value next computed for the appropriate Sub-Account after the additional Purchase Payment is received.

    Purchase Payments will not be priced on the following nationally recognized holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

VALUE OF AN ACCUMULATION UNIT

    The value of an Accumulation Unit for each Sub-Account was arbitrarily set initially at $10 when underlying Mutual Fund shares in that Sub-Account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation

Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

NET INVESTMENT FACTOR

    The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

    (a)  is the net of:

         (1) the net asset value per share of the underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period, plus

         (2) the per share amount of any dividend or capital gain Distributions made by the underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.

    (b)  is the net of:

         (1) the net asset value per share of the underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period, plus or minus

         (2) the per share charge or credit, if any, for any taxes reserved for in the immediately preceding Valuation Period (see "Charge For Tax Provisions").

    (c) is a factor representing the daily Mortality Risk Charge, Expense Risk Charge and Administration Charge deducted from the Variable Account. Such factor is equal to an annual rate of 1.30% of the daily net asset value of the Variable Account.

    For underlying Mutual Fund options that credit dividends on a daily basis and pay such dividends once a month (the Nationwide Separate Account Trust - Money Market Fund), the Net Investment Factor allows for the monthly reinvestment of these daily dividends.

    The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of underlying Mutual Fund shares, because of the deduction for Mortality Risk Charge, Expense Risk Charge, Administration Charge, and any charge or credit for tax reserves.

VALUATION OF ASSETS

    Underlying Mutual Fund shares in the Variable Account will be valued at their net asset value.

DETERMINING THE CONTRACT VALUE

    The sum of the value of all Accumulation Units attributable to the Contract and amounts credited to the Fixed Account is the Contract Value. The number of Accumulation Units credited per each Sub-Account are determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit Value for the Sub-Account for the Valuation Period during which the Purchase Payment is received by the Company. In the event part or all of the Contract Value is surrendered or charges or deductions are made against the Contract Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Contract Owner's interest in each of the Variable Account and the Fixed Account bears to the total Contract Value.

RIGHT TO REVOKE

    Unless otherwise required by state and/or federal law, the Contract Owner may revoke the Contract 10 days after receipt of the Contract and receive a refund of the Contract Value. All Individual Retirement Annuity refunds will be return of Purchase Payments. In order to revoke the Contract, it must be mailed or delivered to the Home Office of the Company at the mailing address shown on page 1 of this prospectus. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office of the Company at the mailing address shown on page 1 of this prospectus.

    The liability of the Variable Account under this provision is limited to the Contract Value in each Sub-Account on the date of revocation. Any additional amounts refunded to the Contract Owner will be paid by the Company.

TRANSFERS

    Transfers between the Fixed and Variable Account must be made prior to the Annuitization Date. The Contract Owner may request a transfer of up to 100% of the Variable Account value to the Fixed Account, without penalty or adjustment. However, the Company reserves the right to restrict transfers from the Variable Account to the Fixed Account to 25% of the Contract Value for any 12 month period. All amounts transferred to the Fixed Account must remain on deposit in the Fixed Account until the expiration of the current Interest Rate Guarantee Period. In addition, transfers from the Fixed Account may not be made prior to the end of the then current Interest Rate Guarantee Period. The Interest Rate Guarantee Period for any amount allocated to the Fixed Account expires on the final day of a calendar quarter during which the one year anniversary of the allocation to the Fixed Account occurs. For all transfers involving the Variable Account, the Contract Owner's value in each Sub-Account will be determined as of the date the transfer request is received in the Home Office in good order.

    The Contract Owner may at the maturity of an Interest Rate Guarantee
Period, transfer a portion of the value of the Fixed Account to the Variable Account. The amount that may be transferred from the Fixed Account to the Variable Account will be determined by the Company, at its sole discretion, but will not be less than 10% of the total value of the portion of the Fixed Account that is maturing. The amount that may be transferred will be declared upon the expiration date of the then current Interest Rate Guarantee Period. Transfers from the Fixed Account must be made within 45 days after the expiration date of the guarantee period. Contract Owners who have entered into a Dollar Cost Averaging agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

    Transfers may be made either in writing or, in states allowing such transfers, by telephone. This telephone exchange privilege is made available to Contract Owners automatically without the Contract Owner's election. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include the following: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions; or providing written confirmation thereof to both the Contract Owner and any agent of record, at the last address of record; or such other procedures as the Company may deem reasonable. Although the Company's failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by the Contract Owner.

    Contracts described in this prospectus may in some cases be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Contract Owners to make transfers and exchanges among the Sub-Accounts (the underlying Mutual Funds) on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Contract Owners not utilizing market timing services.

    Accordingly, the right to exchange Contract Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Contract Owners. THE RIGHTS OF INDIVIDUAL CONTRACT OWNERS TO EXCHANGE CONTRACT VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE CONTRACT OWNER, OR BY THE CONTRACT OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or (2) the transfer or exchange instructions of individual Contract Owners who have executed preauthorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Contract Owners.

CONTRACT OWNERSHIP PROVISIONS


    Unless otherwise provided, the Contract Owner has all rights under the Contract. IF THE PURCHASER NAMES SOMEONE OTHER THAN HIMSELF OR HERSELF AS OWNER, THE PURCHASER WILL HAVE NO RIGHTS UNDER THE CONTRACT. Prior to the Annuitization Date, the Contract Owner may name a new Contract Owner in Non-Qualified Contracts. Such change may be subject to state and federal gift taxes and may also result in federal income taxation. Any change of Contract Owner designation will automatically revoke any prior Contract Owner designation. Once proper notice of the change is received and recorded by the Company, the change will become effective as of the date the written request is recorded. A change of Owner will not apply and will not be effective with respect to any payment made or action taken by the Company prior to the time that the change was received and recorded by the Company.

    Prior to the Annuitization Date, the Contract Owner may request a change in the Annuitant, the Contingent Annuitant, Contingent Owner, Beneficiary, or Contingent Beneficiary. Such a request must be made in writing on a form acceptable to the Company and must be signed by both the Contract Owner and the person to be named as Designated Annuitant, Contingent Designated Annuitant, or Contingent Owner, as applicable. Such request must be received by the Company at its Home Office prior to the Annuitization Date. Any such change is subject to underwriting and approval by the Company. If the Contract Owner is not a natural person and there is a change of the Annuitant, such change shall be treated as the death of a Contract Owner and Distributions shall be made as if the Contract Owner died at the time of such change.

    On the Annuitization Date, the Annuitant shall become the Contract Owner.

JOINT OWNERSHIP PROVISIONS

    Where permitted by state law, joint owners must be spouses at the time joint ownership is requested. If a Joint Owner is named, the Joint Owner will possess an undivided interest in the Contract. Unless otherwise provided, the exercise of any ownership right in the Contract (including the right to surrender or partially surrender the Contract, to change the Contract Owner, the Contingent Owner, the Designated Annuitant, the Contingent Designated Annuitant, the Beneficiary, the Contingent Beneficiary, the Annuity Payment Option or the Annuitization Date) shall require a written request signed by both Joint Owners. The Company will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either the Owner or Joint Owner.

CONTINGENT OWNERSHIP PROVISIONS

The Contingent Owner is the person who may receive certain benefits under the Contract if the Contract Owner, who is not the Annuitant, dies prior to the Annuitization Date and there is no surviving Joint Owner. If more than one Contingent Owner survives the Contract Owner, each will share equally unless otherwise specified in the Contingent Owner designation. If no Contingent Owner survives a Contract Owner and there is no surviving Joint Owner, all rights and interest of the Contingent Owner will vest in the Designated Annuitant. If a Contract Owner, who is also the Designated Annuitant, dies before the Annuitization Date and there is no surviving Joint Owner, then the Contingent Owner does not have any rights in the Contract; however, if the Contingent Owner is also the Beneficiary, the Contingent Owner will have all the rights of a beneficiary.

    Subject to the terms of any existing assignment, the Contract Owner may change the Contingent Owner prior to the Annuitization Date by written notice to the Company. The change will take effect upon receipt and recording by the Company at its Home Office, whether or not the Contract Owner is living at the time of recording, but without further liability as to any payment or settlement made by the Company before receipt of such change.

BENEFICIARY PROVISIONS

    The Beneficiary is the person or persons who may receive certain benefits under the Contract in the event the Annuitant dies prior to the Annuitization Date. If more than one Beneficiary survives the Annuitant, each will share equally unless otherwise specified in the Beneficiary designation. If no Beneficiary survives the Annuitant, all rights and interest of the Beneficiary shall vest in the Contingent Beneficiary, and if more than one Contingent Beneficiary survives, each will share equally unless otherwise specified in the Contingent Beneficiary designation. If no Contingent Beneficiaries survive the Annuitant, all rights and interest of the Contingent Beneficiary will vest with the Contract Owner or the estate of the last surviving Contract Owner.

         Subject to the terms of any existing assignment, the Contract Owner may change the Beneficiary or Contingent Beneficiary during the lifetime of the Annuitant, by written notice to the Company. The change will take effect upon receipt and recording by the Company at its Home Office, whether or not the Annuitant is living at the time of recording, but without further liability as to any payment or settlement made by the Company before receipt of such change.

SURRENDER (REDEMPTION)

    While the Contract is in force and prior to the earlier of the Annuitization Date or the death of the Designated Annuitant, the Company will, upon proper written application by the Contract Owner deemed by the Company to be in good order, allow the Contract Owner to surrender a portion or all of the Contract Value. "Proper written application" means that the Contract Owner must request the surrender in writing and include the Contract. In some cases (for example, requests by a corporation, partnership, agent, fiduciary, or surviving spouse), the Company will require additional documentation of a customary nature. The Company may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

    The Company will, upon receipt of any such written request, surrender a number of Accumulation Units from the Variable Account and an amount from the Fixed Account necessary to equal the gross dollar amount requested, less any applicable Contingent Deferred Sales Charge (see "Contingent Deferred Sales Charge"). In the event of a partial surrender, the Company will, unless instructed to the contrary, surrender Accumulation Units from all Sub-Accounts in which the Contract Owner has an interest and the Fixed Account. The number of Accumulation Units surrendered from each Sub-Account and the amount surrendered from the Fixed Account will be in the same proportion that the Contract Owner's interest in the Sub-Accounts and Fixed Account bears to the total Contract Value.

    The Company will pay any funds applied for from the Variable Account within 7 days of receipt of such application in the Company's Home Office. However, the Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed, (2) when trading on the Exchange is restricted,
(3) when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (2) and (3) exist. The Contract Value on surrender may be more or less than the total of Purchase Payments made by a Contract Owner, depending on the market value of the underlying Mutual Fund shares.

    Certain redemption restrictions also apply to Contracts issued under the Texas Optional Retirement Program or the Louisiana Optional Retirement Plan. With respect to Contracts issued under the Texas Optional Retirement Program, the Texas Attorney General has ruled that withdrawal benefits are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. Retirement benefits made pursuant to the Louisiana Optional Retirement Plan are to be paid in the form of lifetime income and, except for Death Benefits, lump sum cash payments are not permitted. A participant under the Louisiana Optional Retirement Plan may take a Distribution from the Contract only in the event of retirement or termination of employment. A participant under either the Texas Optional Retirement Program or the Louisiana Optional Retirement Plan will not, therefore, be entitled to receive the right of withdrawal in order to receive the cash values credited to such participant under the Contract unless one of the foregoing conditions has been satisfied. The value of such Contracts may, however, be transferred to other contracts or other carriers during the participation in these retirement programs, subject to any applicable Contingent Deferred Sales Charge. The Company issues this Contract to participants in the Texas Optional Retirement Program in reliance upon, and in compliance with, Rule 6c-7 of the Investment Company Act of 1940 and to participants in the Louisiana Optional Retirement Plan in reliance upon, and in compliance with, an exemptive order the Company obtained from the Securities and Exchange Commission on August 22, 1990.

SURRENDERS UNDER A QUALIFIED CONTRACT OR TAX SHELTERED ANNUITY CONTRACT

    Except as provided below, the Owner may Surrender part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant:

    A. The surrender of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code
         Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

         1. when the Contract Owner attains age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of Code
              Section 72(m)(7)); or

         2. in the case of hardship (as defined for purposes of Code Section 401(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

    B.   The surrender limitations described in Section A. above also apply to:

         1. salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

         2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

         3. all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings, and employer contributions as of December 31, 1988 in such Custodial Accounts, may be withdrawn in the case of hardship).

    C. Any Distribution other than the above, including exercise of a contractual ten-day free look provision (when available) may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax Sheltered Annuity.

    A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification of a Tax Sheltered Annuity in the event of a ten-day free look, the Company will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Contract Owner. The foregoing is the Company's understanding of the withdrawal restrictions which are currently applicable under Code Section 401(k)(2)(B), Code Section 403(b)(11) and Revenue Ruling 90-24. Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

    The Contract surrender provisions may also be modified pursuant to the plan terms and Code tax provisions when the Contract is issued to fund a Qualified Plan.

LOAN PRIVILEGE

    Prior to the Annuitization Date, the Owner of a Qualified Contract or Tax Sheltered Annuity Contract may receive a loan from the Contract Value subject to the terms of the Contract, the Plan, and the Code, which may impose restrictions on loans.

    Loans from Qualified Contracts or Tax Sheltered Annuities are available beginning 30 days after the Date of Issue. The Contract Owner may borrow a minimum of $1,000. In non-ERISA plans, for Contract Values up to $20,000, the maximum loan balance which may be outstanding at any time is 80% of the Contract Value, but not more than $10,000. If the Contract Value is $20,000 or more, the maximum loan balance which may be outstanding at any time is 50% of the Contract Value, but not more than $50,000. For ERISA plans, the maximum loan balance which may be outstanding at any time is 50% of the Contract Value, but not more than $50,000. The $50,000 limit will be reduced by the highest loan balances owed during the prior one-year period. Additional loans are subject to the Contract minimum amount. The aggregate of all loans may not exceed the Contract Value limitations stated in this provision.

    For salary reduction Tax Sheltered Annuities, loans may only be secured by the Contract Value. For loans from Qualified Contracts and other Tax Sheltered Annuities, the Company reserves the right to limit a loan to 50% of the Contract Value subject to the acceptance by the Contract Owner of the Company's loan agreement. Where permitted, the Company may require other named collateral where the loan from a Contract exceeds 50% of the Contract Value.

    All loans are made from a collateral fixed account. An amount equal to the principal amount of the loan will be transferred to the collateral fixed account. Unless instructed to the contrary by the Contract Owner, the Company will first transfer to the collateral fixed account the Variable Account units from the Contract Owner's investment options in proportion to the assets in each option until the required balance is reached or all such variable units are exhausted. The remaining required collateral will next be transferred from the Fixed Account. No withdrawal charges are deducted at the time of the loan, or on the transfer from the Variable Account to the collateral fixed account.

    Until the loan has been repaid in full, that portion of the collateral fixed account equal to the outstanding loan balance shall be credited with interest at a rate 2.25% less than the loan interest rate fixed by the Company for the term of the loan. However, the interest rate credited to the collateral fixed account will never be less than 3.0%. Specific loan terms are disclosed at the time of loan application or loan issuance.

    Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase the principal residence of the Contract Owner must be repaid within 15 years. During the loan term, the outstanding balance of the loan will continue to earn interest at an annual rate as specified in the loan agreement. Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Loan repayments will be processed in the same manner as a Purchase Payment. Loan repayments will be allocated among the Fixed and Variable Accounts in accordance with the Contract, unless the Contract Owner and the Company agree to amend the Contract at a later date on a case by case basis.

    If the Contract is surrendered while the loan is outstanding, the surrender value will be reduced by the amount of the loan outstanding plus accrued interest. If the Contract Owner/Annuitant dies while the loan is outstanding, the Death Benefit will be reduced by the amount of the loan outstanding plus accrued interest. If a Contract Owner who is not the Annuitant dies prior to Annuitization and while the loan is outstanding, the Distribution will be reduced by the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Code.

    If a loan payment is not made when due, interest will continue to accrue.
A grace period may be available under the terms of the loan agreement. If a loan payment is not made when due, or by the end of the applicable grace period, the entire loan will be treated as a deemed Distribution, may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. Interest which subsequently accrues on defaulted amounts may also be treated as additional deemed Distributions each year. Any defaulted amounts, plus accrued interest, will be deducted from the Contract when the Participant becomes eligible for a Distribution of at least that amount, and this amount may again be treated as a Distribution where required by law. Additional loans may not be available while a previous loan remains in default.

    Loans may also be subject to additional limitations or restrictions under the terms of the employer's plan. Loans permitted under this Contract may still be taxable in whole or part if the Participant has additional loans from other plans or contracts. The Company will calculate the maximum nontaxable loan based on the information provided by the Participant or the employer.

    Loan repayments must be identified as such or else they will be treated as Purchase Payments, and will not be used to reduce the outstanding loan principal or interest due. The Company reserves the right to modify the loan's term or procedures if there is a change in applicable law. The Company also reserves the right to assess a loan processing fee.

    Individual Retirement Annuities, SEP IRAs and Non-Qualified Contracts are not eligible for loans.

ASSIGNMENT

    Where permitted, the Contract Owner may assign some or all rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Such assignment will take effect upon receipt and recording by the Company at its Home Office of a written notice executed by the Contract Owner. The Company is not responsible for the validity or tax consequences of any assignment. The Company shall not be liable as to any payment or other settlement made by the Company before recording of the assignment. Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until the Company has received sufficient direction from the Contract Owner and assignee as to the proper allocation of Contract rights under the assignment.

    If this Contract is a Non-Qualified Contract, any portion of the Contract Value attributable to Purchase Payments made after August 13, 1982, which is pledged or assigned after August 13, 1982, shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which it was pledged or assigned. In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. All rights in this Contract are personal to the Contract Owner and may not be assigned without written consent of the Company. Assignment of the entire Contract Value may cause the portion of the Contract Value exceeding the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. Individual Retirement Annuities, SEP IRAs, Tax Sheltered Annuities, and Qualified Contracts, may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed by law.

CONTRACT OWNER SERVICES

    ASSET REBALANCING- The Contract Owner may direct the automatic reallocation of Contract Values to the underlying Mutual Fund options on a predetermined percentage basis every three months or based on another frequency authorized by the Company. If the last day of the three month period falls on a Saturday, Sunday, recognized holiday or any other day when the New York Stock Exchange is closed, the Asset Rebalancing exchange will occur on the first business day after that day. An Asset Rebalancing request must be in writing on a form provided by the Company. The Contract Owner may want to contact a financial adviser in order to discuss the use of Asset Rebalancing in his or her Contract.

    Contracts issued to a Qualified Plan or a Tax Sheltered Annuity Plan as defined by the Code may have superseding plan restrictions with regard to the frequency of fund exchanges and underlying Mutual Fund options.

    The Company reserves the right to discontinue offering Asset Rebalancing upon 30 days' written notice; such discontinuation will not affect Asset Rebalancing programs which have already commenced. The Company also reserves the right to assess a processing fee for this service.

    DOLLAR COST AVERAGING- If the Contract Value is $15,000 or more, the Contract Owner may direct the Company to automatically transfer a specified amount from the Money Market Fund Sub-Account, Limited

Maturity Bond Portfolio Sub-Account or the Fixed Account to any other Sub-Account within the Variable Account on a monthly basis or as frequently as otherwise authorized by the Company. This service is intended to allow the Contract Owner to utilize Dollar Cost Averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss in a declining market. The minimum monthly Dollar Cost Averaging transfer is $100. In addition, Dollar Cost Averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the Dollar Cost Averaging program is requested. Transfers out of the Fixed Account, other than for Dollar Cost Averaging, may be subject to certain additional restrictions (see "Transfers"). A written election of this service, on a form provided by the Company, must be completed by the Contract Owner in order to begin transfers. Once elected, transfers from the Money Market Fund Sub-Account, Limited Maturity Bond Portfolio Sub-Account or the Fixed Account will be processed monthly or on another approved frequency until either the value in the Money Market Fund Sub-Account, Limited Maturity Bond Portfolio Sub-Account or the Fixed Account is completely depleted or the Contract Owner instructs the Company in writing to cancel the transfers.

    The Company reserves the right to discontinue offering Dollar Cost Averaging upon 30 days' written notice; such discontinuation will not affect Dollar Cost Averaging programs which have already commenced. The Company also reserves the right to assess a processing fee for this service.

    SYSTEMATIC WITHDRAWALS- A Contract Owner may elect in writing on a form provided by the Company to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. The Company will process the withdrawals as directed by surrendering on a pro-rata basis Accumulation Units from all Sub-Accounts in which the Contract Owner has an interest, and the Fixed Account. A Contingent Deferred Sales Charge may also apply to Systematic Withdrawals in accordance with the considerations set forth in the "Contingent Deferred Sales Charge" section. Each Systematic Withdrawal is subject to federal income taxes on the taxable portion. Unless directed by the Contract Owner, the Company will withhold federal income taxes from each Systematic Withdrawal. In addition, the Internal Revenue Service may assess a 10% federal penalty tax on Systematic Withdrawals if the Contract Owner is under age 591/2. Unless the Contract Owner has made an irrevocable election of distributions of substantially equal payments, the Systematic Withdrawals may be discontinued at any time by notifying the Company in writing.

    The Company reserves the right to discontinue offering Systematic Withdrawals upon 30 days' written notice; such discontinuation will not affect any Systematic Withdrawal programs already commenced. The Company also reserves the right to assess a processing fee for this service. Systematic withdrawals are not available prior to the expiration of the ten day free look provision of the Contract or of applicable state/federal law.

            ANNUITY PAYMENT PERIOD, DEATH BENEFIT AND OTHER DISTRIBUTIONS

ANNUITY COMMENCEMENT DATE

    An Annuity Commencement Date will be selected. Such date must be the first day of a calendar month or any other agreed upon date and must be at least 2 years after the Date of Issue. In the event the Contract is issued subject to the terms of a Qualified Plan or Tax Sheltered Annuity Plan, Annuitization may occur during the first 2 years subject to approval by the Company.

CHANGE IN ANNUITY COMMENCEMENT DATE

    If the Contract Owner requests in writing and the Company approves the request, the Annuity Commencement Date may be changed. The new date must comply with the Annuity Commencement Date provisions above.

ANNUITY PAYMENT PERIOD-VARIABLE ACCOUNT

    At the Annuitization Date, the Variable Account Contract Value is applied to the Annuity Payment Option elected and the amount of the first such payment shall be determined in accordance with the Annuity Table in the Contract.

    Subsequent Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account. The dollar amount of the first annuity payment determined as above is divided by the value of an Annuity Unit as of the Annuitization Date to establish the number of Annuity Units representing each monthly annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent payments is not predetermined and may change from month to month. The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value for the Valuation Period in which the payment is due. The Company guarantees that the dollar amount of each payment after the first will not be affected by variations in mortality experience from mortality assumptions used to determine the first payment.

VALUE OF AN ANNUITY UNIT

    The value of an Annuity Unit was arbitrarily set initially at $10 when the first underlying Mutual Fund shares were purchased. The value of an Annuity Unit for a Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum built into the Annuity Tables contained in the Contracts (see "Net Investment Factor").

ASSUMED INVESTMENT RATE

    A 3.5% assumed investment rate is built into the Annuity Tables contained in the Contracts. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment rate is at the annual rate of 3.5%, the annuity payments will be level.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

    Annuity payments will be paid as monthly installments. However, if the net amount available to apply under any Annuity Payment Option is less than $500, the Company shall have the right to pay such amount in one lump sum in lieu of the payments otherwise provided for. In addition, if the payments provided for would be or become less than $20, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $20. In no event will the Company make payments under an annuity option less frequently than annually.

CHANGE IN FORM OF ANNUITY

    The Contract Owner may, upon prior written notice to the Company, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options.

ANNUITY PAYMENT OPTIONS

    Any of the following Annuity Payment Options may be elected:

    OPTION 1-LIFE ANNUITY-An annuity payable periodically, but at least annually, during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. IT WOULD BE POSSIBLE UNDER THIS OPTION FOR THE ANNUITANT TO RECEIVE ONLY ONE ANNUITY PAYMENT IF HE OR SHE DIED BEFORE THE SECOND ANNUITY PAYMENT DATE, TWO ANNUITY PAYMENTS IF HE OR SHE DIED BEFORE THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

    OPTION 2-JOINT AND LAST SURVIVOR ANNUITY-An annuity payable periodically, but at least annually, during the joint lifetimes of the Annuitant and designated second person and continuing thereafter during the lifetime of the survivor. AS IS THE CASE UNDER OPTION 1 ABOVE, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

    OPTION 3-LIFE ANNUITY WITH 120 OR 240 MONTHLY PAYMENTS GUARANTEED-An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if at the death of the Annuitant payments have been made for fewer than 120 or 240 months, as selected, payments will be made as follows:

    (1) If the Annuitant is the payee, any guaranteed annuity payments will be continued during the remainder of the selected period to such recipient as chosen by the Annuitant at the time the Annuity Payment Option was selected. In the alternative, the recipient may, at any time, elect to have the present value of the guaranteed number of annuity payments remaining paid in a lump sum as specified in section
         (2) below.

    (2) If someone other than the Annuitant is the payee, the present value, computed as of the date on which notice of death is received by the Company at its Home Office, of the guaranteed number of annuity payments remaining after receipt of such notice and to which the deceased would have been entitled had he or she not died, computed at the Assumed Investment Rate effective in determining the Annuity Tables, shall be paid in a lump sum.

    Some of the stated Annuity Options may not be available in all states. The Contract Owner may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If such a request is approved by the Company, it will be permitted under the Contract.

    If the Contract Owner of a Non-Qualified Contract fails to elect an Annuity Payment Option, no distribution will be made until an effective Annuity Payment Option has been elected. Qualified Plan Contracts, Individual Retirement Annuities, SEP IRAs, or Tax Sheltered Annuities are subject to the minimum Distribution requirements set forth in the Plan, Contract, or Code.

DEATH OF CONTRACT OWNER PROVISIONS - NON-QUALIFIED CONTRACTS

    For Non-Qualified Contracts, if the Contract Owner and the Annuitant are not the same person and such Contract Owner dies prior to the Annuitization Date, then the Joint Owner, if any, becomes the new Contract Owner. If there is no surviving Joint Owner, the Contingent Owner becomes the new Contract Owner. If there is no surviving Contingent Owner, the Designated Annuitant becomes the Contract Owner. The entire interest in the Contract Value, less any applicable deductions (which may include a Contingent Deferred Sales Charge), must be distributed in accordance with the "Required Distribution Provisions-Non-Qualified Contracts" provisions.

DEATH OF THE ANNUITANT PROVISIONS - NON-QUALIFIED CONTRACTS

    If the Contract Owner and Designated Annuitant are not the same person, and the Designated Annuitant dies prior to the Annuitization Date, a Death Benefit will be payable to the Beneficiary, the Contingent Beneficiary, the Contract Owner, or the last surviving Contract Owner's estate, as specified in the "Beneficiary Provisions", unless there is a surviving Contingent Designated Annuitant. In such case, the Contingent Designated Annuitant becomes the Designated Annuitant and no Death Benefit is payable.

    The Beneficiary may elect to receive such Death Benefits in the form of:
(1) a lump sum distribution; (2) election of an annuity payout; or (3) any distribution that is permitted under state and federal regulations and is acceptable by the Company. Such election must be received by the Company within 60 days of the Annuitant's death.

    If the Annuitant dies after the Annuitization Date, any benefit that may be payable shall be paid according to the selected Annuity Payment Option.

DEATH OF THE CONTRACT OWNER/ANNUITANT PROVISIONS

    If any Contract Owner and Designated Annuitant are the same person, and such person dies before the Annuitization Date, a Death Benefit will be payable to the Beneficiary, the Contingent Beneficiary, the Contract Owner, or the last surviving Contract Owner's estate, as specified in the Beneficiary Provisions and in accordance with the appropriate "Required Distributions Provisions."

    If the Annuitant dies after the Annuitization Date, any benefit that may be payable shall be paid according to the selected Annuity Payment Option.

DEATH BENEFIT PAYMENT PROVISIONS

    The value of the Death Benefit will be determined as of the Valuation Date coincident with or next following the date the Company receives in writing at the Home Office the following three items: (1) proper proof of the Designated Annuitant's death; (2) an election specifying the distribution method; and (3) any applicable state required form(s).

    If the Designated Annuitant dies prior to his 75th birthday the dollar amount of the death benefit will be the greater of: (1) the Contract Value; or,
(2) the sum of all purchase payments, less any amounts surrendered.

    If the Contract Owner has (1) requested an Annuity Commencement Date later than the first day of the calendar month after the Annuitant's 75th birthday;
(2) the Company has approved the request; and (3) the Designated Annuitant dies after his or her 75th birthday, the dollar amount of the death benefit will be equal to the Contract Value.

    If the Annuitant dies after the Annuitization Date, any payment that may be payable will be determined according to the selected Annuity Payment Option.

REQUIRED DISTRIBUTION PROVISIONS FOR NON-QUALIFIED CONTRACTS

    Upon the death of any Contract Owner or Joint Owner (including an Annuitant who becomes the Owner of the Contract on the Annuitization Date) (each of the foregoing "a deceased Owner"), certain distributions for Non-Qualified Contracts issued on or after January 19, 1985, are required by Section 72(s) of the Code. Notwithstanding any provision of the Contract to the contrary, the following distributions shall be made in accordance with such requirements:

    1. If any deceased Owner dies on or after the Annuitization Date and before the entire interest under the Contract has been distributed, then the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution in effect as of the date of such deceased Owner's death.

    2. If any deceased Owner dies prior to the Annuitization Date, then the entire interest in the Contract (consisting of either the Death Benefit or the Contract Value reduced by certain charges as set forth elsewhere in the Contract) shall be distributed within 5 years of the death of the deceased Owner, provided however:

         (a) If any portion of such interest is payable to or for the benefit of a natural person who is a surviving Contract Owner, Contingent Owner, Joint Owner, Annuitant, Contingent Designated Annuitant, Beneficiary, or Contingent Beneficiary as the case may be (each a "designated beneficiary"), such portion may, at the election of the designated beneficiary, be distributed over the life of such designated beneficiary, or over a period not extending beyond the life expectancy of such designated beneficiary, provided that payments begin within one year of the date of the deceased Owner's death (or such longer period as may be permitted by federal income tax regulations), and

         (b) If the designated beneficiary is the surviving spouse of the deceased Owner, such spouse may elect to become the Owner of this Contract, in lieu of a Death Benefit, and the distributions required under these distribution rules will be made upon the death of such spouse.

    In the event that this Contract is owned by a person that is not a natural person (e.g., a trust or corporation), then, for purposes of these distribution provisions, (i) the death of the Annuitant shall be treated as the death of any Owner, (ii) any change of the Annuitant shall be treated as the death of any Owner, and (iii) in either case the appropriate distribution required under these distribution rules shall be made upon such death or change, as the case may be. The Annuitant is the primary annuitant as defined in Section 72(s)(6)(B) of the Code.

    These distribution provisions shall not be applicable to any Contract that is not required to be subject to the provisions of 72(s) of the Code by reason of Section 72(s)(5) or any other law or rule (including Tax Sheltered Annuities, Individual Retirement Annuities, Qualified Plans and SEP IRAs).

    Upon the death of a "deceased Owner", the designated beneficiary must elect a method of distribution which complies with these above distribution provisions and which is acceptable to the Company. Such election must be received by the Company within 60 days of the deceased Owner's death.

REQUIRED DISTRIBUTIONS FOR QUALIFIED PLANS OR TAX SHELTERED ANNUITIES

    The entire interest of an Annuitant under a Qualified Contract or Tax Sheltered Annuity Contract will be distributed in a manner consistent with the Minimum Distribution and Incidental Benefit (MDIB) provisions of Section 401(a)(9) of the Code and applicable regulations and will be paid, notwithstanding anything else contained herein, to the Annuitant under the Annuity Payments Option selected, over a period not exceeding:

    A. the life of the Annuitant or the lives of the Annuitant and the Annuitant's designated beneficiary under the selected Annuity Payment Option; or

    B. a period not extending beyond the life expectancy of the Annuitant or the life expectancy of the Annuitant and the Annuitant's designated beneficiary under the selected annuity Payment Option.

    No Distributions will be required from this Contract if Distributions otherwise required from this Contract are being withdrawn from another Tax Sheltered Annuity Contract of the Annuitant.

    If the Annuitant's entire interest in a Qualified Plan or Tax Sheltered Annuity is to be distributed in equal or substantially equal payments over a period described in (A) or (B), above, such payments will commence no later than
(i) the first day of April following the calendar year in which the Annuitant attains age 70 1/2 or (ii) when the Annuitant retires, whichever is later (the "required beginning date"). However, provision (ii) does not apply to any employee who is a 5% Owner (as defined in Section 416 of the Code) with respect to the plan year ending in the calendar year in which the employee attains the age of 70 1/2.

    If the Annuitant dies prior to the commencement of his or her Distribution, the interest in the Qualified Contract or Tax Sheltered Annuity must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs unless:

    (a) the Annuitant names his or her surviving spouse as the Beneficiary and such spouse elects to receive Distribution of the account in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year in which the Annuitant would have attained age 70 1/2; or

    (b) the Annuitant names a Beneficiary other than his or her surviving spouse and such Beneficiary elects to receive a Distribution of the account in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the year following the year in which the Annuitant dies.

    If the Annuitant dies after Distribution has commenced, Distribution must continue at least as rapidly as under the schedule being used prior to his or her death.

    Payments commencing on the required beginning date will not be less than the lesser of the quotient obtained by dividing the entire interest of the Annuitant by the life expectancy of the Annuitant, or the joint and last survivor expectancy of the Annuitant and the Annuitant's designated beneficiary (if the Annuitant dies prior to the required beginning date) or the beneficiary under the selected Annuity Payment Option (if the Annuitant dies after the required beginning date) whichever is applicable under the applicable minimum distribution or MDIB provisions. Life expectancy and joint and last survivor expectancy are computed by the use of return multiples contained in Section 1.72-9 of the Treasury Regulations.

    If the amounts distributed to the Annuitant are less than those mentioned above, penalty tax of 50% is levied on the excess of the amount that should have been distributed for that year over the amount that actually was distributed for that year.

REQUIRED DISTRIBUTIONS FOR INDIVIDUAL RETIREMENT ANNUITIES AND SEP IRAS

    Distribution from an Individual Retirement Annuity must begin not later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. Distribution may be accepted in a lump sum or in substantially equal payments over: (a) the Owner's life or the lives of the Owner and his or her spouse or designated beneficiary, or (b) a period not extending beyond the life expectancy of the Owner or the joint life expectancy of the Owner and the Owner's designated beneficiary.

    If the Owner dies prior to the commencement of his or her Distribution, the interest in the Individual Retirement Annuity must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs, unless:

    (a) The Owner names his or her surviving spouse as the Beneficiary and such spouse elects to:

         (i) treat the annuity as an Individual Retirement Annuity established for his or her benefit; or

         (ii) receive Distribution of the account in nearly equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year in which the Owner would have attained age 70 1/2; or

    (b) The Owner names a Beneficiary other than his or her surviving spouse and such Beneficiary elects to receive a Distribution of the account in nearly equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the year following the year in which the Owner dies.

    No Distribution will be required from this Contract if Distributions otherwise required from this Contract are being withdrawn from another Individual Retirement Annuity or Individual Annuity Account of the Contract Owner.

    If the Owner dies after Distribution has commenced, Distribution must continue at least as rapidly as under the schedule being used prior to his or her death, except that a surviving spouse who is the beneficiary under the Annuity Payment Option, may treat the Contract as his or her own, in the same manner as is described in section (a)(i) of this provision.

    If the amounts distributed to the Contract Owner are less than those mentioned above, penalty tax of 50% is levied on the excess of the amount that should have been distributed for that year over the amount that actually was distributed for that year.

    A pro-rata portion of all Distributions will be included in the gross income of the person receiving the Distribution and taxed at ordinary income tax rates. The portion of the Distribution which is taxable is based on the ratio between the amount by which non-deductible Purchase Payments exceed prior non-taxable Distributions and total account balances at the time of the Distribution. The Owner of an Individual Retirement Annuity must annually report the amount of non-deductible Purchase Payments, the amount of any Distribution, the amount by which non-deductible Purchase Payments for all years exceed non-taxable Distributions for all years, and the total balance of all Individual Retirement Annuities.

    Individual Retirement Annuity Distributions will not receive the benefit of the tax treatment of a lump sum Distribution from a Qualified Plan. If the Owner dies prior to the time Distribution of his or her interest in the annuity is completed, the balance will also be included in his or her gross estate.

    Simplified Employee Pensions (SEPs) and Salary Reduction Simplified
Employee Pensions (SAR SEPs), described in Section 408(k) of the Code, are taxed in a manner similar to IRAs, and are subject to similar distribution requirements as IRAs. SAR SEPs cannot be established after 1996.

GENERATION-SKIPPING TRANSFERS

    The Company may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, such payment will be reduced by any tax the Company is required to pay by Section 2603 of the Code.

    A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Contract Owner.

                              FEDERAL TAX CONSIDERATIONS

FEDERAL INCOME TAXES

    The Company does not make any guarantee regarding the tax status for any Contract or any transaction involving the Contracts. Contract Owners should consult a financial consultant, legal counsel or tax advisor to discuss in detail the taxation and the use of the Contracts.

    Section 72 of the Code governs federal income taxation of annuities in general. That section sets forth different rules for: (1) Qualified Contracts;
(2) Individual Retirement Annuities, including SEP IRAs; (3) Tax Sheltered Annuities; and (4) Non-Qualified Contracts. Each type of annuity is discussed below.

    Distributions to participants from Qualified Contracts or Tax Sheltered Annuities are generally taxed when received. A portion of each Distribution is excludable from income based on the ratio between the after tax investment of the Owner/Annuitant in the Contract and the value of the Contract at the time of the withdrawal or Annuitization.

    Distributions from Individual Retirement Annuities and Contracts owned by Individual Retirement Accounts are generally taxed when received. The portion of each such payment which is excludable is based on the ratio between the amount by which nondeductible Purchase Payments to all such Contracts exceeds prior non-taxable Distributions from such Contracts, and the total account balances in such Contracts at the time of the Distribution. The Owner of such Individual Retirement Annuities or the Annuitant under Contracts held by Individual Retirement Accounts must annually report to the Internal Revenue Service the amount of nondeductible Purchase Payments, the amount of any Distribution, the amount by which nondeductible Purchase Payments for all years exceed non-taxable Distributions for all years, and the total balance in all Individual Retirement Annuities and Accounts.

    A change of the Annuitant or Contingent Annuitant may be treated by the Internal Revenue Service as a taxable transaction.

NON-QUALIFIED CONTRACTS - NATURAL PERSONS AS OWNERS

    The rules applicable to Non-Qualified Contracts provide that a portion of each annuity payment received is excludable from taxable income based on the ratio between the Contract Owner's investment in the Contract and the expected return on the Contract until the investment has been recovered; thereafter the entire amount is includable in income. The maximum amount excludable from income is the investment in the Contract. If the Annuitant dies prior to excluding from income the entire investment in the Contract, the Annuitant's final tax return may reflect a deduction for the balance of the investment in the Contract.

    Distributions made from the Contract prior to the Annuitization Date are taxable to the Contract Owner to the extent that the cash value of the Contract exceeds the Contract Owner's investment at the time of the Distribution. Distributions, for this purpose, include partial surrenders, dividends, loans, or any portion of the Contract which is assigned or pledged; or for Contracts issued after April 22, 1987, any portion of the Contract transferred by gift. For these purposes, a transfer by gift may occur upon Annuitization if the Contract Owner and the Annuitant are not the same individual. In determining the taxable amount of a Distribution, all annuity contracts issued after October 21, 1988, by the same company to the same contract owner during any 12 month period, will be treated as one annuity contract. Additional limitations on the use of multiple contracts may be imposed by Treasury Regulations. Distributions prior to the Annuitization Date with respect to that portion of the Contract invested prior to August 14, 1982, are treated first as a recovery of the investment in the Contract as of that date. A Distribution in excess of the amount of the investment in the Contract as of August 14, 1982, will be treated as taxable income.

    The Tax Reform Act of 1986 has changed the tax treatment of certain Non-Qualified Contracts held by entities other than individuals. Such entities are taxed currently on the earnings on the Contract which are attributable to contributions made to the Contract after February 28, 1986. There are exceptions for immediate annuities and certain Contracts owned for the benefit of an individual. An immediate annuity, for purposes of this discussion, is a single premium Contract on which payments begin within one year of purchase. If this Contract is issued as the result of an exchange described in Section 1035 of the Code, for purposes of determining whether the Contract is an immediate annuity, it will generally be considered to have been purchased on the purchase date of the contract given up in the exchange.

    Code Section 72 also provides for a penalty tax, equal to 10% of the portion of any Distribution that is includable in gross income, if such Distribution is made prior to attaining age 59 1/2. The penalty tax does not apply if the Distribution is attributable to the Contract Owner's death, disability, or is one of a series of substantially equal periodic payments made over the life or life expectancy of the Contract Owner (or the joint lives or joint life expectancies of the Contract Owner and the beneficiary selected by the Contract Owner to receive payment under the Annuity Payment Option selected by the Contract Owner) or for the purchase of an immediate annuity, or is allocable to an investment in the Contract before August 14, 1982. A Contract Owner wishing to begin taking Distributions to which the 10% tax penalty does not apply should forward a written request to the Company. Upon receipt of a written request from the Contract Owner, the Company will inform the Contract Owner of the procedures pursuant to Company policy and subject to limitations of the Contract including but not limited to first year withdrawals. Such election shall be irrevocable and may not be amended or changed.

    In order to qualify as an annuity contract under Section 72 of the Code, the contract must provide for Distribution of the entire contract to be made upon the death of a Contract Owner. If a Contract Owner dies prior to the Annuitization Date, then the Joint Contract Owner, the Contingent Owner or other named recipient must receive the Distribution within 5 years of the Contract Owner's death. However, the recipient may elect for payments to be made over his/her life or life expectancy provided that such payments begin within one year from the death of the Contract Owner. If the Joint Contract Owner, Contingent Owner or other named recipient is the surviving spouse, such spouse may be treated as the Contract Owner and the Contract may be continued throughout the life of the surviving spouse. In the event the Contract Owner dies on or after the Annuitization Date and before the entire interest has been distributed, the remaining portion must be distributed at least as rapidly as under the method of Distribution being used as of the date of the Contract Owner's death (see "Required Distribution For Qualified Plans and Tax Sheltered Annuities"). If the Contract Owner is not an individual, the death of the Annuitant (or a change in the Annuitant) will result in a Distribution pursuant to these rules, regardless of whether a Contingent Annuitant is named.

    The Code requires that any election to receive an annuity rather than a lump sum payment must be made within 60 days after the lump sum becomes payable (generally, the election must be made within 60 days after the death of an Owner or the Annuitant). If the election is made more than 60 days after the lump sum first becomes payable, the election would be ignored for tax purposes, and the entire amount of the lump sum would be subject to immediate tax. If the election is made within the 60 day period, each Distribution would be taxable when it is paid.

NON-QUALIFIED CONTRACTS - NON-NATURAL PERSONS AS OWNERS

    The foregoing discussion of the taxation of Non-Qualified Contracts applies to Contracts owned (or, pursuant to Section 72(u) of the Code, deemed to be owned) by individuals; it does not apply to Contracts where one or more non-individuals is an Owner.

    As a general rule, contracts owned by corporations, partnerships, trusts, and similar entities ("Non-Natural Persons"), rather than by one or more individuals, are not treated as annuity contracts for most purposes under the Code; in particular, they are not treated as annuity contracts for purposes of
Section 72. Therefore, the taxation rules for Distributions, as described above, do not apply to Non-Qualified Contracts owned by Non-Natural Persons. Rather, the following rules will apply:

    The income earned under a Non-Qualified Contract that is owned by a Non-Natural Person is taxed as ordinary income during the taxable year that it is earned, and is not deferred, even if the income is not distributed out of the Contract to the Owner.

    The foregoing Non-Natural Person rule does not apply to all entity-owned contracts. First, for this purpose, a Contract that is owned by a Non-Natural Person as an agent for an individual is treated as owned by the individual. This exception does not apply, however, to a Non-Natural Person who is an employer that holds the Contract under a non-qualified deferred compensation arrangement for one or more employees.

    The Non-Natural Person rules also do not apply to a Contract that is (a) acquired by the estate of a decedent by reason of the death of the decedent; (b) issued in connection with certain qualified retirement plans and individual retirement plans; (c) used in connection with certain structured settlements;
(d) purchased by an employer upon the termination of certain qualified retirement plans; or (e) an immediate annuity.

QUALIFIED PLANS, INDIVIDUAL RETIREMENT ANNUITIES, SEP IRAS AND TAX SHELTERED ANNUITIES

    The Contract may be purchased as a Qualified Contract, an Individual Retirement Annuity, SEP IRA, or a Tax Sheltered Annuity. The Contract Owner should seek competent advice as to the tax consequences associated with the use of a Contract as an Individual Retirement Annuity.

    For information regarding eligibility, limitations on permissible amounts of Purchase Payments, and the tax consequences of distributions from Qualified Plans, Tax Sheltered Annuities, Individual Retirement Annuities, SEP IRAs and other plans that receive favorable tax treatment, the purchasers of such contracts should seek competent advice. The terms of such plans may limit the rights available under the Contracts.

    Pursuant to Section 403(b)(1)(E) Code, a Contract that is issued as a Tax-Sheltered Annuity is required to limit the amount of the Purchase Payment for any year to an amount that does not exceed the limit set forth in Section 402(g) of the Code ($7,000), as it is from time to time increased to reflect increases in the cost of living. This limit may be reduced by any deposits, contributions or payments made to any other Tax-Sheltered Annuity or other plan, contract or arrangement by or on behalf of the Owner.

    The Code permits the rollover of most Distributions from Qualified Plans to other Qualified Plans or Individual Retirement Annuities. Most Distributions from Tax-Sheltered Annuities may be rolled into another Tax-Sheltered Annuity, Individual Retirement Annuity, or an Individual Retirement Account. Distributions that may not be rolled over are those which are:

    1. one of a series of substantially equal annual (or more frequent) payments made: (a) over the life (or life expectancy) of the Contract Owner, (b) over the joint lives (or joint life expectancies) of the Contract Owner and the Contract Owner's designated Beneficiary, or (c) for a specified period of ten years or more, or

    2.   a required minimum distribution.

    Any Distribution eligible for rollover will be subject to federal tax withholding at a rate of twenty percent (20%) unless the Distribution is transferred directly to an appropriate plan as described above.

    The Contract is available for Qualified Plans electing to comply with section 404(c) of ERISA. It is the responsibility of the plan and its fiduciaries to determine and satisfy the requirements of section 404(c).

WITHHOLDING

    The Company is required to withhold tax from certain Distributions to the extent that such Distribution would constitute income to the Contract Owner or other payee. The Contract Owner or other payee is entitled to elect not to have federal income tax withheld from any such Distribution, but may be subject to penalties in the event insufficient federal income tax is withheld during a calendar year. However, if the Internal Revenue Service notifies the Company that the Contract Owner or other payee has furnished an incorrect taxpayer identification number, or if the Contract Owner or other payee fails to provide a taxpayer identification number, the Distributions may be subject to back-up withholding at the statutory rate, which is presently 31%, and which cannot be waived by the Contract Owner or other payee.

NON-RESIDENT ALIENS

    Distributions to nonresident aliens (NRAs) are generally subject to federal income tax and tax withholding, at a statutory rate of thirty percent (30%) of the amount of income that is distributed. The Company may be required to withhold such amount from the Distribution and remit it to the Internal Revenue Service. Distributions to certain NRAs may be subject to lower, or in certain instances, zero tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the Internal Revenue Service. In addition, for any Distribution made after December 31, 1997, the NRA must obtain an Individual Taxpayer Identification Number from the Internal Revenue Service, and furnish that number to the Company prior to the Distribution. If the Company does not have the proper proof of citizenship or residency and (for Distributions after December 31, 1997) a proper Individual Taxpayer Identification Number prior to any Distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

    A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes. Any such Distributions will be subject to the rules set forth in the section entitled "Withholding."

FEDERAL ESTATE, GIFT, AND GENERATION SKIPPING TRANSFER TAXES

    A transfer of the Contract from one Contract Owner to another, or the payment of a Distribution under the Contract to someone other than a Contract Owner, may constitute a gift for federal gift tax purposes. Upon the death of the Contract Owner, the value of the Contract may be included in his or her gross estate, even if a all or a portion of the value is also subject to federal income taxes.

    The Company may be required to determine whether the Death Benefit or any other payment or Distribution constitutes a "direct skip" as defined in Section 2612 of the Code, and the amount of the generation skipping transfer tax, if any, resulting from such direct skip. A direct skip may occur when property is transferred to, or a Death Benefit or other Distribution is made to (a) an individual who is two or more generations younger than the Owner; or (b) certain trusts, as described in Section 2613 of the Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the Owner). If the Owner is not an individual, then for this purpose only, "Owner" refers to any person who would be required to include the Contract, Death Benefit, Distribution, or other payment in his federal gross estate at his death, or who is required to report the transfer of the Contract, Death Benefit, Distribution, or other payment for federal gift tax purposes.

    If the Company determines that a generation skipping transfer tax is required to be paid by reason of such direct skip, the Company is required to reduce the amount of such Death Benefit, Distribution, or other payment by such tax liability, and pay the tax liability directly to the Internal Revenue Service.

    Federal estate, gift and generation skipping transfer tax consequences, and state and local estate, inheritance, succession, generation skipping transfer, and other tax consequences, of owning or transferring a Contract, and of receiving a Distribution, Death Benefit, or other payment, depend on the circumstances of the person owning or transferring the Contract, or receiving a Distribution, Death Benefit, or other payment.

CHARGE FOR TAX PROVISIONS

    The Company is no longer required to maintain a capital gain reserve liability on Non-Qualified Contracts since capital gains attributable to assets held in the Company's Variable Account for such Contracts are not taxable to the Company. However, the Company reserves the right to implement and adjust the tax charge in the future, if the tax laws change.

DIVERSIFICATION

    The Internal Revenue Service has promulgated regulations under Section 817(h) of the Code relating to diversification standards for the investments underlying a variable annuity contract. The regulations provide that a variable annuity contract which does not satisfy the diversification standards will not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and the Owner or the Company pays an amount to the Internal Revenue Service. The amount will be based on the tax that would have been paid by the Owner if the income, for the period the contract was not diversified, had been received by the Owner. If the failure to diversify is not corrected in this manner, the Owner of an annuity contract will be deemed the Owner of the underlying securities and will be taxed on the earnings of his or her account. The Company believes, under its interpretation of the Code and regulations thereunder, that the investments underlying this Contract meet these diversification standards.

    Representatives of the Internal Revenue Service have suggested, from time to time, that the number of underlying Mutual Funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of underlying Mutual Funds, transfers between underlying Mutual Funds, exchanges of underlying Mutual Funds or changes in investment objectives of underlying Mutual Funds such that the Contract would no longer qualify as an annuity under Section 72 of the Code, the Company will take whatever steps are available to remain in compliance.

TAX CHANGES


    In the recent past, the Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Contracts. It is reasonable to believe that such proposals, and other proposals will be considered in the future, and some of them may be enacted into law. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be in variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the Contract.

    The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the Internal Revenue Service, is general and is not intended as tax advice.Statutes, regulations, and rulings are subject to interpretation by the courts. The courts may determine that a different interpretation than the currently favored interpretation is appropriate, thereby changing the operation of the rules that are applicable to annuity contracts.

    Any of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Contract may be changed retroactively. There is no way of predicting whether, when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO ANNUITY CONTRACTS. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                                 GENERAL INFORMATION

CONTRACT OWNER INQUIRIES

    Contract Owner inquiries may be directed to Nationwide Life Insurance Company by writing P.O. Box 182356, Columbus, Ohio 43218-2356, or calling 1-800-243-6295, TDD 1-800-238-3035.

STATEMENTS AND REPORTS

    The Company will mail to Contract Owners, at their last known address of record, any statements and reports required by applicable law. Contract Owners should therefore give the Company prompt notice of any address change. The Company will send a confirmation statement to Contract Owners each time a transaction is made affecting the Owners' Variable Account Contract Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program) or salary reduction arrangement, the Contract Owner may receive confirmation of such transactions in their quarterly statements. The Contract Owner should review the information in these statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Owner's Contract. The Company will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Contract Owner notifies the Company otherwise within 30 days after receipt of the statement. The Company will also send to Contract Owners each year an annual report and a semi-annual report containing financial statements for the Variable Account, as of December 31 and June 30, respectively.

ADVERTISING

    A "yield" and "effective yield" may be advertised for the Nationwide Separate Account Trust Money Market Fund Sub-Account. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the Sub-Account's units. Yield is an annualized figure, which means that it is assumed that the Sub-Account generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the Securities and Exchange Commission. The effective yield will be slightly higher than yield due to this compounding effect.

    The Company may also from time to time advertise the performance of a Sub-Account of the Variable Account relative to the performance of other variable annuity sub-accounts or underlying mutual fund options with similar or different objectives, or the investment industry as a whole. Other investments to which the Sub-Accounts may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; CDs; bank money market deposit accounts and passbook savings; and the Consumer Price Index.

    The Sub-Accounts of the Variable Account may also be compared to certain market indexes, which may include, but are not limited to: S&P 500; Shearson/Lehman Intermediate Government/Corporate Bond Index; Shearson/Lehman Long-Term Government/Corporate Bond Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2 1/2 Year CD Rates; and Dow Jones Industrial Average.

    Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, magazines such as MONEY, FORBES, KIPLINGER'S PERSONAL FINANCE MAGAZINE, FINANCIAL WORLD, CONSUMER REPORTS, BUSINESS WEEK, TIME, NEWSWEEK, NATIONAL UNDERWRITER, U.S. NEWS AND WORLD REPORT;

rating services such as LIMRA, VALUE, BEST'S AGENT GUIDE, WESTERN ANNUITY GUIDE, COMPARATIVE ANNUITY REPORTS; and other publications such as the WALL STREET JOURNAL, BARRON'S, INVESTOR'S DAILY, and Standard & Poor's OUTLOOK. In addition, Variable Annuity Research & Data Service (THE VARDS REPORT) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the underlying Mutual Fund options against all underlying mutual funds over specified periods and against underlying mutual funds in specified categories. The rankings may or may not include the effects of sales charges or other fees.

    The Company is also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

    The Company may from time to time advertise several types of historical performance for the Sub-Accounts of the Variable Account. The Company may advertise for the Sub-Accounts standardized "average annual total return," calculated in a manner prescribed by the Securities and Exchange Commission, and nonstandardized "total return." "Average annual total return" will show the percentage rate of return of a hypothetical initial investment of $1,000 for at least the most recent one, five and ten year period, or for a period covering the time the underlying Mutual Fund option held in the Sub-Account has been in existence, if the underlying Mutual Fund option has not been in existence for one of the prescribed periods. This calculation reflects the deduction of all applicable charges made to the Contracts except for premium taxes, which may be imposed by certain states.

    Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return except total return will assume an initial investment of $10,000 and will not reflect the deduction of any applicable Contingent Deferred Sales Charge, which, if reflected, would decrease the level of performance shown. The Contingent Deferred Sales Charge is not reflected because the Contracts are designed for long term investment.
An assumed initial investment of $10,000 will be used because that figure more closely approximates the size of a typical Contract than does the $1,000 figure used in calculating the standardized average annual total return quotations.
The amount of the hypothetical initial investment assumed affects performance because the Contract Maintenance Charge is a fixed per Contract charge.

    For those underlying Mutual Fund options which have not been held as Sub-Accounts within the Variable Account for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance such underlying Mutual Fund options would have achieved (reduced by the applicable charges) had they been held as Sub-Accounts within the Variable Account for the period quoted.

ALL PERFORMANCE INFORMATION AND COMPARATIVE MATERIAL ADVERTISED BY THE COMPANY IS HISTORICAL IN NATURE AND IS NOT INTENDED TO REPRESENT OR GUARANTEE FUTURE RESULTS. A CONTRACT OWNER'S CONTRACT VALUE AT REDEMPTION MAY BE MORE OR LESS THAN ORIGINAL COST.

    Below are quotations of standardized average annual total return and non-standardized total return calculated as described above, for each of the Sub-Accounts available within the Variable Account for which there is significant investment history. These figures are based upon historical earnings and are not necessarily representative of future results.

                      UNDERLYING MUTUAL FUND PERFORMANCE SUMMARY

                            NON-STANDARDIZED TOTAL RETURN


-----------------------------------------------------------------------------------------------------
                                       1 Year To      5 Years To     Life of Fund        Date Fund
SUB-ACCOUNT OPTIONS                    12/31/96       12/31/96       To 12/31/96         Effective
-----------------------------------------------------------------------------------------------------
American Century Variable                10.44%         5.02%           8.53%             5-01-91
Portfolios, Inc. - American Century
VP Balanced

American Century Variable                -5.87%         4.51%           9.14%            11-20-87
Portfolios, Inc. - American Century
VP Capital Appreciation

American Century Variable                12.61%         N/A             5.98%             5-01-94
Portfolios, Inc. - American Century
VP International

American Century Variable                 N/A           N/A            17.11%             5-01-96
Portfolios, Inc. - American Century
VP Value

AVIS Growth Fund                         11.58%        12.63%          13.49%*            2-08-84

AVIS High Yield Bond Fund                11.43%         9.33%          10.04%*            2-08-84

AVIS US Govt./AAA-rated                   1.46%         4.71%           5.63%*           11-19-85

Dreyfus Socially Responsible             19.35%          N/A           17.55%            10-06-93
Growth Fund

Dreyfus Stock Index Fund                 20.64%        12.88%          11.92%             9-29-89

Dreyfus Variable Investment              17.78%          N/A           25.18%             5-02-94
Fund - Growth & Income Portfolio

Fidelity VIP Fund-Equity Income          12.49%        16.21%          12.04%*           10-09-86
Portfolio

Fidelity VIP Fund-Growth Portfolio       12.91%        13.42%          13.46%*           10-09-86

Fidelity VIP Fund-High Income            12.24%        13.24%           9.45%*            9-09-85
Portfolio

Fidelity VIP Fund- Overseas              11.44%         7.43%           6.24%             1-28-87
Portfolio

Fidelity VIP Fund II-Asset Manager       12.81%         9.56%           9.99%             9-06-89

Fidelity VIP Fund II-Contrafund          19.42%          N/A           28.31%             7-01-95
Portfolio

NSAT-Capital Appreciation Fund           24.19%          N/A           12.50%             4-15-92

NSAT-Government Bond Fund                 1.83%         5.37%           6.77%*           11-08-82

NSAT-Money Market Fund                    3.44%         2.51%           4.12%*           11-10-81

NSAT-Small Company Fund                  20.92%          N/A           30.78%            10-23-95

NSAT-Total Return                        19.95%        12.05%          10.92%*           11-08-82

N&B Advisers Management Trust-            7.41%         8.13%           9.78%*            9-10-84
Growth Portfolio

N&B Advisers Management Trust-            2.64%         3.67%           5.05%*            9-10-84
Limited Maturity Bond

N&B Advisers Management Trust-           27.58%          N/A           19.85%             3-22-94
Partners Portfolio

Oppenheimer Variable Account              3.13%         6.01%          7.17%*             4-30-85
Funds-Bond Fund
Oppenheimer Variable Account             15.96%        10.72%          8.95%             11-12-90
Funds-Global Securities Fund
----------------------------------------------------------------------------------------------------


                            NON-STANDARDIZED TOTAL RETURN

-----------------------------------------------------------------------------------------------------

                                       1 Year To      5 Years To     Life of Fund        Date Fund
SUB-ACCOUNT OPTIONS                    12/31/96       12/31/96       To 12/31/96         Effective
-----------------------------------------------------------------------------------------------------
Oppenheimer Variable Account             13.69%         9.96%          9.87%              2-09-87
Funds-Multiple Strategies Fund

Strong Opportunity Fund II, Inc.         16.31%          N/A          17.14%              5-08-92

Strong Variable Insurance Funds,         -0.81%          N/A          10.56%              5-08-92
Inc.-Discovery Fund II, Inc.

Strong Variable Insurance Funds,          8.64%          N/A           8.99%             10-23-95
Inc.- International Stock II

Van Eck Worldwide Insurance Trust-        0.88%         2.25%          5.02%              9-01-89
Worldwide Bond Fund

Van Eck Worldwide Insurance Trust-       16.22%        12.82%          6.53%              9-01-89
Worldwide Hard Assets Fund

Van Eck Worldwide Insurance Trust        24.89%          N/A          22.93%             12-27-95
- Worldwide Emerging Markets Fund

Van Kampen American Capital Life         38.40%          N/A          30.27%              7-01-95
Investment Trust-Morgan Stanley
Real Estate Securities Portfolio

Warburg Pincus Trust-International        8.25%          N/A           9.79%              7-01-95
Equity Portfolio

Warburg Pincus Trust -                    N/A            N/A         -10.04%              9-30-96
Post-Venture Capital Portfolio

Warburg Pincus Trust-Small               12.12%          N/A          24.50%              7-01-95
Company Growth Portfolio
----------------------------------------------------------------------------------------------------


* Represents 10 years to 12/31/96.

                       STANDARDIZED AVERAGE ANNUAL TOTAL RETURN


-----------------------------------------------------------------------------------------------------

                                       1 Year To      5 Years To     Life of Fund        Date Fund
SUB-ACCOUNT OPTIONS                    12/31/96       12/31/96       To 12/31/96         Effective
-----------------------------------------------------------------------------------------------------

American Century Variable                 2.34%         1.80%          5.73%              5-01-91
Portfolios, Inc.-American Century
VP Balanced

American Century Variable               -13.46%         1.48%          6.80%             11-20-87
Portfolios, Inc.-American Century
VP Capital Appreciation

American Century Variable                 4.51%          N/A           1.16%              5-01-94
Portfolios, Inc.-American Century
VP International

American Century Variable                 N/A            N/A           7.41%              5-01-96
Portfolios, Inc. - American
Century VP Value

AVIS-Growth Fund                          3.48%        10.03%         11.67%*             2-08-84

AVIS-High Yield Bond Fund                 3.33%         6.63%          8.00%*             2-08-84

AVIS-US Govt./AAA-rated                  -6.56%         1.80%          3.20%*            11-19-85

Dreyfus Socially Responsible             11.25%          N/A          13.50%             10-06-93
Growth Fund

Dreyfus Stock Index Fund                 12.54%        10.13%          9.20%              9-19-89

Dreyfus Variable Investment Fund          9.68%          N/A          21.08%              5-02-94
- Growth & Income Portfolio

Fidelity VIP Fund-Equity Income           4.39%        13.82%          9.90%*            10-09-86
Portfolio

Fidelity VIP Fund-Growth                  4.81%        10.84%         11.55%*            10-09-86
Portfolio

Fidelity VIP Fund-High Income             4.14%        10.84%          7.08%*             9-09-85
Portfolio

Fidelity VIP Fund-Overseas                3.34%         4.50%          3.67%              1-28-87
Portfolio

Fidelity VIP Fund II-Asset                4.71%         6.90%          7.46%              9-06-89
Manager Portfolio

Fidelity VIP Fund II-Contrafund          11.32%          N/A          23.79%              7-01-95
Portfolio

NSAT-Capital Appreciation Fund           16.09%          N/A           9.35%              4-15-92

NSAT-Government Bond Fund                -6.21%         2.47%          4.49%*            11-08-82

NSAT-Money Market Fund                   -4.66%        -0.61%          1.65%*            11-10-81

NSAT-Small Company Fund                  12.82%          N/A          21.64%             10-23-95

NSAT-Total Return Fund                   11.85%         9.31%          8.75%*            11-08-82

N&B Advisers Management                  -0.69%         5.28%          7.71%*             9-10-84
Trust- Growth Portfolio

N&B Advisers Management                  -5.45%         0.64%          2.63%*             9-10-84
Trust-Limited Maturity Bond
Portfolio

N&B Advisers Management                  19.48%          N/A          15.73%              3-22-94
Trust-Partners Portfolio

Oppenheimer Variable Account             -4.97%         3.15%          4.92%*             4-30-85
Funds-Bond Fund

Oppenheimer Variable Account              7.86%         8.11%          5.91%             11-12-90
Funds-Global Securities Fund

Oppenheimer Variable Account              5.59%         7.25%          7.77%              2-09-87
Funds-Multiple Strategies Fund
----------------------------------------------------------------------------------------------------


                       STANDARDIZED AVERAGE ANNUAL TOTAL RETURN


-----------------------------------------------------------------------------------------------------

                                       1 Year To      5 Years To     Life of Fund        Date Fund
SUB-ACCOUNT OPTIONS                    12/31/96       12/31/96       To 12/31/96         Effective
-----------------------------------------------------------------------------------------------------
Strong Opportunity Fund II, Inc.          8.21%          N/A          14.45%              5-08-92

Strong Variable Insurance Funds,         -8.70%          N/A           7.58%              5-08-92
Inc.-Discovery Fund II, Inc.

Strong Variable Insurance Funds,          0.54%          N/A          -0.14%             10-23-95
Inc.- International Stock Fund II

Van Eck Worldwide Insurance              -7.11%        -1.00%          2.24%              9-01-89
Trust-Worldwide Bond

Van Eck Worldwide Insurance               8.12%        10.29%          3.35%              9-01-89
Trust-Worldwide Hard Assets
Fund

Van Eck Worldwide Insurance              16.79%          N/A          11.62%             12-27-95
Trust - Worldwide Emerging
Markets Fund

Van Kampen American Capital              30.30%          N/A          23.24%              7-01-95
Life Investment Trust-Morgan
Stanley Real Estate Securities
Portfolio

Warburg Pincus Trust-                     0.15%          N/A           2.68%              7-01-95
International Equity Portfolio

Warburg Pincus Trust -                    N/A            N/A         -18.85%              9-30-96
Post-Venture Capital Portfolio

Warburg Pincus Trust-Small                4.02%          N/A          17.79%              7-01-95
Company Growth Portfolio
----------------------------------------------------------------------------------------------------


 * Represents 10 years to 12/31/96.


                                  LEGAL PROCEEDINGS

    There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.

    The General Distributor, Nationwide Advisory Services, Inc., is not engaged in any litigation of any material nature.

    From time to time the Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

    In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial
jury awards or settlements.   In February 1997, Nationwide Life was named as a
defendant in a lawsuit filed in New York Supreme Court also related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Mutual Insurance Company, Nationwide Mutual Insurance Co. and Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages. This lawsuit is in an early stage and has not been certified as a class action. Nationwide Life intends to defend this case vigorously. There can be no assurance that any future litigation relating to pricing and sales practices will not have a material adverse effect on the Company.

               TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                        Page
General Information and History . . . . . . . . . . . . . . . . . . . . . 1
Services. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Purchase of Securities Being Offered. . . . . . . . . . . . . . . . . . . 1
Underwriters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Calculations of Performance . . . . . . . . . . . . . . . . . . . . . . . 2
Underlying Mutual Fund Performance Summary. . . . . . . . . . . . . . . . 3
Annuity Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . 7

                                      APPENDIX A

    PURCHASE PAYMENTS UNDER THE FIXED ACCOUNT PORTION OF THE CONTRACT AND TRANSFERS TO THE FIXED ACCOUNT PORTION BECOME PART OF THE GENERAL ACCOUNT OF THE COMPANY, WHICH SUPPORT INSURANCE AND ANNUITY OBLIGATIONS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), NOR IS THE GENERAL ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTEREST THEREIN ARE GENERALLY SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS, AND WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS WHICH RELATED TO THE GUARANTEED INTEREST PORTION. DISCLOSURES REGARDING THE FIXED ACCOUNT PORTION OF THE CONTRACT AND THE GENERAL ACCOUNT, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

                              FIXED ACCOUNT ALLOCATIONS

THE FIXED ACCOUNT

    The Fixed Account is made up of all the general assets of the Company, other than those in the Nationwide Variable Account II and any other segregated asset account. Fixed Account Purchase Payments will be allocated to the Fixed Account by election of the Contract Owner at the time of purchase.

    The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated by the Company between itself and the Contracts participating in the Fixed Account.

    The level of annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

    Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company at such rate or rates as the Company prospectively declares from time to time. Any such rate or rates so determined will remain effective for a period of not less than twelve months, and remain at such rate unless changed. However, the Company guarantees that it will credit interest at not less than 3.0% per year (or as otherwise required under state law, or at such minimum rate as stated in the contract when sold). ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3.0% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3.0% FOR ANY GIVEN YEAR. New Purchase Payments deposited to the Contract which are allocated to the Fixed Account may receive a different rate of interest than money transferred from the Variable Sub-Accounts to the Fixed Account and amounts maturing in the Fixed Account at the expiration of an Interest Rate Guarantee Period.

    The Company guarantees that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described above, less the sum of all administrative charges, any applicable premium taxes, and less any amounts surrendered. If the Contract Owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable Contingent Deferred Sales Charge (see "Contingent Deferred Sales Charge").

TRANSFERS

    Contract Owners may at the maturity of an Interest Rate Guarantee Period, transfer a portion of the value of the Fixed Account to the Variable Account. The maximum percentage that may be transferred will be determined by the Company at its sole discretion, but will not be less than 10% of the total value of the portion of the Fixed Account that is maturing and will be declared upon the expiration date of the then current Interest Rate Guarantee Period. The Interest Rate Guarantee Period expires on the final day of a calendar quarter. Transfers under this provision must be made within 45 days after the expiration date of the guarantee period. Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement. Any Group Annuity Contract offered in conjunction with the prospectus, the assets of which are invested in the general account of the Company, may be subject to restrictions or surrender of a plan's or a participant's interest in the Annuity Contract, and may require that such a surrender be completed over a period of 5 years.

                         ANNUITY PAYMENT PERIOD-FIXED ACCOUNT

FIRST AND SUBSEQUENT PAYMENTS

    A Fixed Annuity is an annuity with payments which are guaranteed by the Company as to dollar amount during the annuity payment period. The first Fixed Annuity payment will be determined by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This will be done at the Annuitization Date on an age last birthday basis. Fixed Annuity payments after the first will not be less than the first Fixed Annuity payment.

    The Company does not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of such Fixed Annuity payments.

                                      APPENDIX B

                        PARTICIPATING UNDERLYING MUTUAL FUNDS

BELOW ARE THE INVESTMENT OBJECTIVES OF EACH UNDERLYING MUTUAL FUND AVAILABLE THROUGH THE VARIABLE ACCOUNT. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

                             AVAILABLE FOR ALL CONTRACTS

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. A MEMBER OF THE AMERICAN CENTURY-SM-INVESTMENTS.

    American Century Variable Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end management investment company, designed only to provide investment vehicles for variable annuity and variable life insurance products of insurance companies. American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.

    -AMERICAN CENTURY VP BALANCED (FORMERLY "TCI BALANCED")

    INVESTMENT OBJECTIVE: Capital growth and current income. The Fund will seek to achieve its objective by maintaining approximately 60% of the assets of the Fund in common stocks (including securities convertible into common stocks and other equity equivalents) that are considered by management to have better-than-average prospects for appreciation and approximately 40% in fixed income securities. A minimum of 25% of the fixed income portion of the Fund will be invested in fixed income senior securities. There can be no assurance that the Fund will achieve its investment objective.

    -AMERICAN CENTURY VP CAPITAL APPRECIATION (FORMERLY "TCI GROWTH")

    INVESTMENT OBJECTIVE: Capital growth. The Fund will seek to achieve its objective by investing in common stocks (including securities convertible into common stocks and other equity equivalents) that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of stock prices generally.

    The Fund may invest in cash and cash equivalents temporarily or when it is unable to find common stocks meeting its criteria of selection. It may purchase securities only of companies that have a record of at least three years continuous operation. There can be no assurance that the Fund will achieve its investment objective.

    -AMERICAN CENTURY VP INTERNATIONAL (FORMERLY "TCI INTERNATIONAL")

    INVESTMENT OBJECTIVE: To seek capital growth. The Fund will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and, in the opinion of the investment manager, have potential for appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in common stocks or other equity securities of issuers from at least three countries outside the United States. Securities of United States issuers may be included in the portfolio from time to time.
    Although the primary investment of the Fund will be common stocks (defined to include depository receipts for common stocks), the Fund may also invest in other types of securities consistent with the Fund's objective. When the manager believes that the total return potential of other securities equals or exceeds the potential return of common stocks, the Fund may invest up to 35% of its assets in such other securities. There can be no assurance that the Fund will achieve its objectives.

    -AMERICAN CENTURY VP VALUE (FORMERLY "TCI VALUE")

    INVESTMENT OBJECTIVE: The investment objective of the Fund is long-term capital growth; income is a secondary objective. Under normal market conditions, the Fund expects to invest at least 80% of the value of its total asset in equity securities, including common and preferred stock, convertible preferred stock and convertible debt obligations. The equity securities in which the Fund will invest will be primarily securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

    (Although the Statement of Additional Information concerning refers to redemptions of securities in kind under certain conditions, all surrendering or redeeming Contract Owners will receive cash from the Company.)

DREYFUS STOCK INDEX FUND, INC.

    The Dreyfus Stock Index Fund, Inc. is an open-end, non-diversified, management investment company. It was incorporated under Maryland law on January 24, 1989, and commenced operations on September 29, 1989. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager, while Mellon Equity Associates, an affiliate of Dreyfus, serves as the Fund's index manager.

    INVESTMENT OBJECTIVE: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

DREYFUS VARIABLE INVESTMENT FUND

    Dreyfus Variable Investment Fund (the "Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations on August 31, 1990. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

    -CAPITAL APPRECIATION PORTFOLIO

    INVESTMENT OBJECTIVE: The Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.

    -GROWTH AND INCOME PORTFOLIO

    INVESTMENT OBJECTIVE: To provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Portfolio invests in equity securities, debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with Dreyfus' assessment of economic conditions and investment opportunities. In purchasing equity securities, Dreyfus will invest in common stocks, preferred stocks and securities convertible into common stocks, particularly those which offer opportunities for capital appreciation and growth of earnings, while paying current dividends. The Portfolio will generally invest in investment-grade debt obligations, except that it may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's Investor Service, Inc. or CCC by Standard & Poor's Ratings Group, Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., or if unrated, deemed to be of comparable quality by Dreyfus. These securities are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are considered to be of poor standing. See "Investment Considerations and Risks-Lower Rated Securities" in the Portfolio's prospectuses.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

    The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company. It was incorporated under Maryland law on July 20, 1992, and commenced operations on October 7, 1993. The Dreyfus Corporation serves as the Fund's investment advisor. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

    INVESTMENT OBJECTIVE: The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

    The Fund is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. The Fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") is the Fund's manager.

    -EQUITY-INCOME PORTFOLIO

    INVESTMENT OBJECTIVE: To seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The

    Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

    -GROWTH PORTFOLIO

    INVESTMENT OBJECTIVE: Seeks to achieve capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that the Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR also can make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

    -HIGH INCOME PORTFOLIO

    INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. The Portfolio manager will seek high current income normally by investing the Portfolio's assets as follows:

    - at least 65% in income-producing debt securities and preferred stocks, including convertible securities

    - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities

         Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's; BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

    -OVERSEAS PORTFOLIO

    INVESTMENT OBJECTIVE: To seek long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

    The Variable Insurance Products Fund II is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. The Fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") is the Fund's manager.

    -ASSET MANAGER PORTFOLIO

    INVESTMENT OBJECTIVE: To seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

    -CONTRAFUND PORTFOLIO

    INVESTMENT OBJECTIVE: To seek capital appreciation by investing primarily in companies that the Fund manager believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Fund primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

The Fidelity Variable Insurance Products Fund III (the "Fund") is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. The Fund's name was changed from Fidelity Advisor Annuity Fund to Variable Insurance Products Fund III on December 30, 1996.

The Fund shares are purchased by insurance companies to fund benefits under variable life insurance and annuity contracts. Fidelity Management & Research Company ("FMR") is the Fund's manager.

-   GROWTH OPPORTUNITIES PORTFOLIO

    INVESTMENT OBJECTIVE: To provide capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The Portfolio may invest in foreign securities without limitation.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

Morgan Stanley Universal Funds, Inc. (the "Fund") is a mutual fund designed to provide investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. The Fund is an open-end management investment company, or mutual fund. The Fund is managed by Morgan Stanley Asset Management, Inc.

-   EMERGING MARKETS DEBT PORTFOLIO

    INVESTMENT OBJECTIVE: The Portfolio seeks high total return by investing primarily in dollar- and non-dollar denominated Fixed Income Securities of government and private-sector issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.


NATIONWIDE SEPARATE ACCOUNT TRUST

    Nationwide Separate Account Trust (the "Trust") is a diversified open-end management investment company created under the laws of Massachusetts. The Trust offers shares in the five separate mutual funds listed below, each with its own investment objectives. Currently, shares of the Trust will be sold only to life insurance company separate accounts to fund the benefits under variable life insurance policies or variable annuity contracts issued by life insurance companies. The assets of the Trust are managed by Nationwide Advisory Services, Inc., One Nationwide Plaza, Columbus, Ohio 43215, a wholly-owned subsidiary of Nationwide Life Insurance Company.

    -CAPITAL APPRECIATION FUND

    INVESTMENT OBJECTIVE: The Fund is designed for investors who are interested in long-term growth. The Fund seeks to meet its objective primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.

    -GOVERNMENT BOND FUND

    INVESTMENT OBJECTIVE: To provide as high a level of income as is consistent with the preservation of capital. It seeks to achieve its objective by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.

    -MONEY MARKET FUND

    INVESTMENT OBJECTIVE: To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

    -SMALL COMPANY FUND

    INVESTMENT OBJECTIVE: The Fund seeks long-term growth of capital by investing primarily in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. Nationwide Advisory Services, Inc. ("NAS"), the Fund's adviser, has employed a group of sub-advisers, each of which will manage a portion of the Fund's portfolio. These sub-advisers are the Dreyfus Corporation, Neuberger&Berman, L. P., Pictet International Management Limited, Van Eck Associates Corporation, Strong Capital Management, Inc. and Warburg Pincus Counsellors, Inc. The sub-advisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing a number of investment styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

    -TOTAL RETURN FUND

    INVESTMENT OBJECTIVE: To obtain a reasonable long-term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NEUBERGER&BERMAN ADVISERS MANAGEMENT TRUST (FORMERLY "ADVISERS MANAGEMENT
TRUST")

    Neuberger&Berman Advisers Management Trust is an open-end diversified management investment company established as a Massachusetts business trust on December 14, 1983. Shares of the Trust are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context. The investment adviser is Neuberger&Berman Management Incorporated.

    -GROWTH PORTFOLIO

    INVESTMENT OBJECTIVE: The Portfolio seeks capital growth through investments in common stocks of companies that the investment adviser believes will have above average earnings or otherwise provide investors with above average potential for capital appreciation. To maximize this potential, the investment adviser may also utilize, from time to time, securities convertible into common stocks, warrants and options to purchase such stocks.

    -LIMITED MATURITY BOND PORTFOLIO (FORMERLY "BOND PORTFOLIO")

    INVESTMENT OBJECTIVE: To provide the high level of current income, consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. It seeks to achieve its objectives through investments in a diversified portfolio of limited maturity debt securities.

    -PARTNERS PORTFOLIO

    INVESTMENT OBJECTIVE: To seek capital growth. This Portfolio will seek to achieve its objective by investing primarily in the common stock of established companies. Its investment program seeks securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and support from asset values. The objective of the Partners Portfolio is not fundamental and can be changed by the Trustees of the Trust without shareholder approval. Shareholders will, however, receive at least 30 days prior notice thereof. There is no assurance the investment objective will be met.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

    The Oppenheimer Variable Account Funds is an open-end, diversified management investment company organized as a Massachusetts business trust in 1984. Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts. Oppenheimer Funds, Inc. is the Funds' investment adviser.

    -OPPENHEIMER BOND FUND

    INVESTMENT OBJECTIVE: Primarily to seek a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, the Fund seeks capital growth when consistent with its primary objective.

    -OPPENHEIMER GLOBAL SECURITIES FUND

    INVESTMENT OBJECTIVE: To seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.

    -OPPENHEIMER GROWTH FUND

    INVESTMENT OBJECTIVE: The Fund seeks to achieve capital appreciation by investing in securities of well-known established companies. In seeking its objective of capital appreciation, the Fund will emphasize investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (having an operating history of at least five years including predecessors). Current income is a secondary consideration in the selection of the Fund's portfolio securities.

    -OPPENHEIMER MULTIPLE STRATEGIES FUND

    INVESTMENT OBJECTIVE: To seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

STRONG OPPORTUNITY FUND II, INC. (fka "STRONG SPECIAL FUND II, INC.")

    The Strong Opportunity Fund II, Inc. ("Fund") (fka "Strong Special Fund II, Inc.") is a diversified, open-end management company commonly called a Mutual Fund. The Fund was incorporated in Wisconsin and may only be purchased by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Strong Capital Management Inc. (the "Advisor") is the investment advisor for the Fund.

    INVESTMENT OBJECTIVE: To seek capital appreciation through investments in a diversified portfolio of equity securities.

STRONG VARIABLE INSURANCE FUNDS, INC.

    Strong Variable Insurance Funds, Inc. ("Corporation") is an open-end management investment company commonly referred to as a mutual fund. Incorporated in the State of Wisconsin, the Corporation has been authorized to issue shares of common stock and series and classes of series of common stock. The International Stock Fund II and The Strong Discovery Fund II, Inc. ("Funds") are offered by the Corporation to insurance company separate accounts for the purpose of funding variable life insurance policies and variable annuity contracts. Strong Capital Management, Inc. is the investment advisor to the Funds.

    -DISCOVERY FUND II, INC.

    INVESTMENT OBJECTIVE: To seek maximum capital appreciation through investments in a diversified portfolio of securities. The Fund normally emphasizes investment in equity securities and may invest up to 100% of its total assets in equity securities including common stocks, preferred stocks and securities convertible into common or preferred stocks. Although the Fund normally emphasizes investment in equity securities, the Fund has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation including up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities.

    -INTERNATIONAL STOCK FUND II

    INVESTMENT OBJECTIVE: To seek capital growth by investing primarily in the equity securities of issuers located outside the United States.

VAN ECK WORLDWIDE INSURANCE TRUST (FORMERLY "VAN ECK INVESTMENT TRUST")


    Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "Business Trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Trust shares are offered only to separate accounts of various insurance companies to fund the benefits of variable insurance and annuity policies. The investment adviser and manager is Van Eck Associates Corporation.

    -WORLDWIDE BOND FUND (FORMERLY "GLOBAL BOND FUND")

    INVESTMENT OBJECTIVE: To seek high total return through a flexible policy of investing globally, primarily in debt securities.

    -WORLDWIDE EMERGING MARKETS FUND

    INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund specifically emphasizes investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth. Peregrine Asset Management (Hong Kong) Limited serves as sub-investment adviser to this Fund.

    -WORLDWIDE HARD ASSETS FUND (FORMERLY "GOLD AND NATURAL RESOURCES FUND")

    INVESTMENT DESCRIPTION: Seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard assets are tangible, finite assets, such as real estate, energy, timber, and industrial and previous metals. Income is a secondary consideration.

VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

    The Van Kampen American Capital Life Investment Trust is an open-end diversified management investment company organized as a Massachusetts business trust on June 3, 1985. The Trust offers shares in separate funds which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen American Capital Asset Management, Inc. serves as the Fund's investment adviser.

    -MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

    INVESTMENT OBJECTIVE: To seek long-term capital growth by investing in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. There can be no assurance that the Portfolio will achieve its investment objective.

WARBURG PINCUS TRUST

    The Warburg Pincus Trust ("Trust") is an open-end management investment company organized in March 1995 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust offers its shares to insurance companies for allocation to separate accounts for the purpose of funding variable annuity and variable life contracts. Trust portfolios are managed by Warburg, Pincus Counsellors, Inc. ("Counsellors.")

    -INTERNATIONAL EQUITY PORTFOLIO

    INVESTMENT OBJECTIVE: To seek long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of "Counsellors" have their principal business activities and interests outside the United States. The Portfolio will ordinarily invest substantially all of its assets, but no less than 65% of its total assets, in common stocks, warrants and securities convertible into or exchangeable for common stocks. The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets.

    -POST-VENTURE CAPITAL PORTFOLIO

    INVESTMENT OBJECTIVE: The Portfolio seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is one that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The Portfolio may invest up to 10% of its assets in venture capital and other investment funds.

    -SMALL COMPANY GROWTH PORTFOLIO

    INVESTMENT OBJECTIVE: To seek capital growth by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies (i.e., companies having stock market capitalizations of between $25 million and $1 billion at the time of purchase) that represent attractive opportunities for capital growth. The Portfolio intends to invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.

                       SUPPLEMENT DATED OCTOBER 1, 1997 TO
                      PROSPECTUS DATED OCTOBER 1, 1997 FOR

                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                         NATIONWIDE VARIABLE ACCOUNT-II

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

1. Effective November 1, 1997, the "UNDERLYING MUTUAL FUND ANNUAL EXPENSES" provision of the Prospectus is amended by changing the Management Fees and Other Expenses of the following Nationwide Separate Account Trust underlying Mutual Fund options:

                                          Management     Other    Total Mutual
                                             Fees       Expenses  Fund Expenses
 ------------------------------------------------------------------------------
 Nationwide Separate Account Trust -        0.65%        0.03%         0.68%
 Capital Appreciation Fund
 Nationwide Separate Account Trust -        0.65%        0.02%         0.67%
 Total Return Fund
 Nationwide Separate Account Trust -        0.55%        0.02%         0.57%
 Government Bond Fund
 Nationwide Separate Account Trust -        0.45%        0.02%         0.47%
 Money Market Fund

2. Effective November 1, 1997, the "EXAMPLE" in the Prospectus is amended to reflect the following information:


                                 If you surrender your Contract    If you do not surrender your     If you annuitize your Contract
                                  at the end of the applicable      Contract at the end of the       at the end of the applicable
                                          time period                 applicable time period                  time period
 ----------------------------------------------------------------------------------------------------------------------------------
                                  1       3        5       10       1       3       5        10       1       3       5        10
                                 Yr.     Yrs.     Yrs.    Yrs.     Yr.     Yrs.    Yrs.     Yrs.     Yr.     Yrs.    Yrs.     Yrs.
 Nationwide Separate Account
 Trust - Capital Appreciation     91      111     140      244      21      66      113     244       *       66      113     244
 Fund
 Nationwide Separate Account
 Trust - Total Return Fund        91      111     140      243      21      66      113     243       *       66      113     243
 Nationwide Separate Account
 Trust - Government Bond Fund     90      108     135      232      20      63      108     232       *       63      108     232
 Nationwide Separate Account
 Trust - Money Market Fund        89      104     129      221      19      59      102     221       *       59      102     221

3. The "DOLLAR COST AVERAGING" provision of the prospectus is amended effective November 3, 1997 by replacing the first paragraph of such provision with the following:

     DOLLAR COST AVERAGING - If the Contract Value is $15,000 or more, the Contract Owner may direct the Company to automatically transfer a specified amount from the Nationwide Separate Account Trust (NSAT) Government Bond Fund, NSAT Money Market Fund, the Neuberger & Berman Advisers Management Trust (AMT) Limited Maturity Bond Portfolio or the Fixed Account to any other Sub-Account within the Variable Account on a monthly basis or as frequently as otherwise authorized by the Company. This service is intended to allow the Contract Owner to utilize Dollar Cost Averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss in a declining market. The minimum monthly Dollar Cost Averaging transfer is $100. In addition, Dollar Cost Averaging monthly transfers from the Fixed Account must be equal to 1/30th of the Fixed Account value when the Dollar Cost Averaging program is requested. Transfers out of the Fixed Account, other than for Dollar Cost Averaging, may be subject to certain additional restrictions (see "Transfers"). A written election of this service, on a form provided by the Company, must be completed by the Contract Owner in order to begin transfers. Once elected, transfers from the NSAT Government Bond Fund, NSAT Money Market Fund, Neuberger & Berman AMT Limited Maturity Bond Portfolio or the Fixed Account will be processed monthly or on another approved frequency until either the value in such funds is depleted or the Contract Owner instructs the Company in writing to cancel the transfers.

4. The following information is added to the "FEDERAL TAX CONSIDERATIONS" section as the second provision:

     PUERTO RICO

          Under the Puerto Rico tax code, Distributions prior to Annuitization are treated as nontaxable return of principal until the principal is fully recovered; thereafter, all Distributions are fully taxable. Distributions after Annuitization are treated as part taxable income and part nontaxable return of principal. The amount excluded from gross income after Annuitization is equal to the amount of the Distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded; thereafter, the entire Distribution is included in gross income. Puerto Rico does not impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from Distributions of income. A personal tax advisor should be consulted.

5. Effective July 11, 1997, the Van Kampen American Capital Life Investment Trust - Real Estate Securities Portfolio (formerly, "Van Kampen American Capital Life Investment Trust - Real Estate Securities Fund") changed its name to the following:

              VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST -
                 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

     Accordingly, any and all references in the Prospectus are amended to reflect this name change.

5. The portfolio manager for the Warburg Pincus Trust is changing from Warburg, Pincus Counsellors, Inc. to Warburg Pincus Asset Management, Inc. effective October 15, 1997. Accordingly, any and all references in the Prospectus are amended to reflect this change.